Templeton Growth Fund, Inc.

Prospectus January 1, 2012 (status: November 2012)

TEMPLETON GROWTH FUND, INC.

P.O. Box 33030, St. Petersburg, Florida 33733-8030, USA

Custodian Bank

JPMORGAN CHASE BANK

270 Park Avenue

New York, NY 10017-2070

USA.

Transfer Agent

FRANKLIN TEMPLETON INVESTOR SERVICES, LLC.

3344 Quality Drive, Rancho Cordova, CA 95670-7313, U.S.A.

P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

Distributor

Franklin Templeton Distributors, Inc.

One Franklin Parkway, San Mateo

California 94403-1906, U.S.A.

Paying agents in the Federal Republic of Germany

J.P. MORGAN AG

Junghofstrasse 14, 60311 Frankfurt am Main

MARCARD, STEIN & CO AG

Bankers since 1790

Ballindamm 36, 20095 Hamburg

Representative in the Federal Republic of Germany

DR. CARL GRAF HARDENBERG

Attorney at Law

Claudiusstrasse 11, 10557 Berlin

Auditor

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, CA 94111-4004, USA

Service company

FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH

P.O. Box 11 18 03, 60053 Frankfurt am Main

Mainzer Landstrasse 16, 60325 Frankfurt am Main

This prospectus does not constitute an offer for the purchase of fund shares in countries where the Investment Company is not authorized for public distribution. Investment brokers, banks or other persons are not authorized to issue information or commitments not contained in this prospectus.

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Table of Contents

                                                                                                                                                             Page

Important Notes	5

Summary of Costs	6

Selected Financial Data	7

Purchase of Fund Shares	8
Minimum Investment	9
Method of Payment in Germany	9
Additional Payments	9
Wire transfers in USD	10
Savings Program in Germany	10

Issuing Shares	10

Account Maintenance	11
Joint Accounts with Joint Authority	11
Joint Accounts with Individual Authority	11
In the Event of Death	11
Accounts for Minors	11
Shareholders’ Obligation to Cooperate	11

Offering Price	12
Issue Surcharge Scale	12
Deferred Issue Surcharges	12
Frequent Trading Policy	12
Cumulative Quantity Discount	13
Letter of Intent	14
Reinvestment Privilege	14
Purchases at Net Asset Value	14

Redemption of Fund Shares	15
Withdrawal Plan	17

Right to Exchange	17

Institutional Investors	18

Account Statements	18

Investment Goal and Fundamental Investment Policies and Methods	18

Investment Principles and Restrictions	19
Fundamental Investment Policies	19
Non-fundamental Investment Policies	20

Additional Strategies	20

Glossary of Investments, Techniques, Strategies and Their Risks	21

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                                                                                                                                                                                 Page

Risks	21

Investment Transactions and Related Risks	24

General Information	36
36
Inquiries	36
Investment Manager	36
Investment Management Agreement	37
Consulting Fee	37
Portfolio Manager	38
Description of the Shares/Share Certificates	39
Shareholder Meetings	40
Dividends	40
Custodian Bank	40
Management Company	41
Officers and Directors	41
Board Committees	45
Fair Valuation and Liquidity	47
Rules and Procedures for Proxy Voting	47
Calculation of Net Asset Value	50
Suspending the Calculation of Net Asset Value	51
Portfolio Transactions	51
Representative	53
Brief Information on Tax Regulations	53
Taxation in the United States of America	53
Taxation in the Federal Republic of Germany	54
Publications/Price Disclosures	57
Semi-annual and Annual Reports	57
Transfer Agent	57
Independent Auditor	57
Sales Plan	57
Paying Agency Fees	58

Place of Jurisdiction in the Federal Republic of Germany	58

Contract Terms	59

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Important Notes

This prospectus contains information on Class A shares of the Templeton Growth Fund, Inc. (hereinafter the “Fund” or the “Investment Company”) that future shareholders should be aware of before making their investment decision. We recommend that investors read this prospectus carefully and retain it together with the other documents they have received.

The shares of Templeton Growth Fund, Inc. offered in the Federal Republic of Germany are “Class A shares.” In the United States of America, other classes of shares in the Fund’s assets are offered for which the fees are structured differently. In Germany, only Class A shares are available. All information in this prospectus therefore refers to Class A shares.

The purchase of investment shares or submission of orders by American citizens or persons who are taxable in the United States via Franklin Templeton Investment Services GmbH is not permitted.

Templeton Growth Fund, Inc. was established as a stock corporation for an indefinite period in accordance with the laws of the U.S. state of Maryland on November 10, 1986, and began trading on December 31, 1986. It constitutes 58% of the legal successor of Templeton Growth Fund Inc., Ltd. (the “Canadian fund”), which was restructured into two funds on that date. According to the restructuring terms, the Canadian shareholders, representing 42% of the shares in circulation, remained shareholders in the Canadian fund, whereas the non-Canadian shareholders, representing 58% of the shares in circulation, became shareholders in the Fund. The Investment Company, in accordance with the U.S. Investment Company Act of 1940 (the “1940 Act”), is registered in the United States of America with the Securities and Exchange Commission (“SEC”) under file number 33-9981 as an open, diversified investment company. The shares of the Investment Company are not traded on any stock exchange but will be redeemed under normal conditions at any time by the Investment Company. The Investment Company’s capital resources are at all times equivalent to the net value of its assets.

Your legal relationship to the Investment Company is governed by the German version of the prospectus and all other publications of the Investment Company. A summary of the contract terms can be found in this prospectus on page 59. A complete copy of the by-laws of the Investment Company and the Statement of Additional Information (additional information to the sales prospectus) is available to you free of charge by contacting the German service company Franklin Templeton Investment Services GmbH.

Attached to the prospectus is an annual report whose cut-off date may be no more than 16 months in the past; if the cut-off date is more than 8 months in the past, a semi-annual report is also attached. A printed copy of the prospectus, the annual and semi-annual report as well as the by-laws are available free of charge by request from Franklin Templeton Investment Services GmbH.

The Fund’s shares have been neither approved nor disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed judgment on the adequacy of this prospectus. Claims to the contrary are a criminal offense.

The Investment Company is neither subject to monitoring by the German Federal Financial Supervisory Authority (BaFin) nor to state monitoring by any other German authority; however, in accordance with Section 7 of the German Foreign Investment Act (AuslInvG), the BaFin was notified on July 28, 1982, of the intention to sell the Investment Company’s shares in the Federal Republic of Germany. The distribution notice remains in effect per Section 144 Paragraph 2, page 1 of the German Investment Act (InvG).

Fund shares are not deposits at any bank or liabilities of any bank and are not guaranteed or endorsed by any bank. In addition, Fund shares in the U.S. are not guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in Fund shares carries financial risks, including the possible loss of principal.

Deposits of the Investment Company at its custodian bank are not protected by deposit insurance.

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Summary of Costs

The purpose of this summary is to acquaint investors with the direct and indirect costs associated with investing in the Fund. Information about operating expenses is based on the expenses of the Fund during the past fiscal year. Current costs may differ from these figures.

A. Fees for Shareholder Transactions:1)

Maximum issue surcharges (as a percentage of offering price): 5.75%*

Payable at purchase: 5.75%*

Deferred issue surcharge: none**

Issue surcharges can be reduced if the investor and his or her family invest at least USD 50,000 in shares of Franklin Templeton funds or agree to invest this amount in the future. Investors may obtain information on this and other reductions from their bank or financial advisor or in the section entitled "Offering Price" in this prospectus.

B. Annual Fund Operating Expenses²)

(as a percentage of the average net assets):

Management fees: 0.59%

Rule 12b-1 costs: 0.25%***

Other expenses (including administration costs)³): 0.24%

Total operating expenses of the Fund: 1.08%

1) If you invest through a bank or other financial services institution, you could incur additional costs.

²) In times of market fluctuations, the value of the assets may fall, which could result in higher total Fund operating expenses than specified here.

³) “Other expenses” also includes assumption of a portion of the costs of the Franklin Templeton Fund Allocator Series Funds, which invest in the Fund. See details below regarding the “Special Servicing Agreement.”

* The dollar amount of the issue surcharges constitutes the difference between the offering price of the shares purchased (multiplied by the appropriate issue surcharges) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the issue surcharges as a percentage of the offering price and of the net investment may be higher or lower, depending on whether there was a downward or upward rounding.

** The 1% deferred issue surcharge is applicable to investments of USD 1 million or more (see “Deferred Issue Surcharges”) and to specific pension plans that may purchase Fund shares without issue surcharges.

*** Class A shares have a distribution plan, also known as the “Rule 12b-1 plan,” under which the Fund is permitted to pay a sales service fee of up to 0.25% per year to persons who sell and distribute Class A shares and provide other services for the shareholders (see section “Sales Plan”). Since these fees are continuously paid from the Class A assets, these fees will increase the costs of your investment over time. These costs can be higher than if you were to pay other types of sales charges.

C. Example:

This example is to allow investors to compare the costs for an investment in the Fund with the costs of investing in other mutual funds. We assume an annual return of 5% and that Fund operating expenses fluctuate within the range described above, although the actual costs could be higher or lower. Upon sale of Fund shares after the number of years indicated, an investment of USD 10,000 could incur the following costs:

1 year             3 years           5 years           10 years

USD 679*       USD 899         USD 1,136      USD 1,816

* assuming no deferred issue surcharges were incurred.

This is only an example. It is not a statement of current or future expenses or performance. Actual expenses and/or performance may be higher or lower than indicated here.

Please note that only the issue surcharges are charged directly to your account, whereas annual Fund operating expenses are paid out of the Fund’s assets and have already been taken into account when calculating the net asset value.

D. Portfolio Turnover

The Fund pays transaction costs such as commissions when buying and selling securities (or “restructuring” its portfolio). An increase in the number of portfolio transactions can indicate increased transaction costs and may result in higher tax liability when Fund shares are held in a taxable investment portfolio. These costs affect the Fund's performance and are not taken into account with the Fund's annual operating expenses or the example above. The portfolio turnover was 21.6% of the average value of the portfolio in the most recent fiscal year.

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E. Special Servicing Agreement

The Fund serves as an underlying instrument of one or more funds of the Franklin Templeton Fund Allocator Series Funds (“Allocator Funds”) that are not registered for sale to the public in the Federal Republic of Germany. It has entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. According to the Contract, the Fund can assume a portion of the expenses of the Allocator Funds, including the costs for the transfer agency and investor services. The amount of the expenses is limited to the actual or expected income the Fund generates as a result of Allocator Funds investment in the Fund.

Selected Financial Data

The table shows the Fund's financial performance for the last five years. Specific information reflects the financial results of individual Fund shares. The total return reflects the rate at which an investor would have gained or lost through an investment in the Fund, assuming reinvestment of dividends and capital gains. The data has been audited by PricewaterhouseCoopers LLP, whose report, together with the financial statements, is included in the annual report, which is available on request.

Fiscal year ending August 31

Results per Class A Fund share
(for a share issued during the entire period) 2011 2010 2009 2008 2007

Net asset value at start of period (USD) 15.28 15.55 19.82 26.15 25.29

Income from investment transactions:[a]
Net income from financial investments (USD)[b] 0.31 0.24 0.27 0.43 0.37

Realized and unrealized capital gains (losses), net (USD) 1.74 -0.25 -4.00 -4.58 2.66

Investment transactions, total (USD) 2.05 -0.01 -3.73 -4.15 3.03

Minus dividends:
from net income of financial investments (USD) -0.28 -0.26 -0.54 -0.37 -0.49 from realized capital gains, net (USD) – – – -1.81 -1.68

Total dividends (USD) -0.28 -0.26 -0.54 -2.18 -2.17

Market timing fee – – – –[d] –[d]

Net asset value at end of period (USD) 17.05 15.28 15.55 19.82 26.15

Total return[e] (%) 13.38 -0.21 -18.20 -17.43 12.60

Ratio of average net assets to:
Expenses[f] 1.08% 1.10% [g] 1.12% [g] 1.03% 1.01%

Net investment income 1.71% 1.50% 2.01% 1.88% 1.44%

Other data:

Net assets at end of period (USD billions) 11,865 11,954 13,259 19,726 27,977

Portfolio turnover rate 21.60%[h] 9.21% 10.80%[h] 16.82% 20.37%

a             Due to the timing of sales and reinvestments of shares, the amount represented for a share outstanding during the relevant period may not correspond to the “Changes in Net Assets” section in the annual report for the relevant period in terms of realized income and fluctuating market values of the Fund's investments.

b             Based on the average of daily shares outstanding.

c              The market timing fee was eliminated as of September 1, 2008.

d             Amount lower than USD 0.01 per share.

e                  The total return does not reflect issue surcharges or deferred issue surcharges, if applicable.

f              The benefit of expense reduction is less than 0.01%.

g             The benefit of waiver declarations and payments from affiliated companies is less than 0.01%.

h             Excluding the value of securities from the portfolio that were added due to redemptions in-kind.

The table below shows the volatility of the Fund's income, which is an indicator of the risk associated with investment in the Fund. It shows the changes in annual income of the Fund over the calendar years represented. The table that follows shows the average annual total income of the Fund in comparison to a broad securities index. The past performance of the Fund is not necessarily an indicator of its future performance. All Fund performance figures assume the reinvestment of dividends and capital gains.

2001                2002                2003                2004               2005               2006                  2007               2008                        2009                2010

0.54%              -9.48%            32.85%            17.00%           8.15%            21.81%              2.19%            -43.47%                        30.81%           7.54%

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This information does not include issue surcharges, which would reduce income. As of September 30, 2011, the year-to-date return for Class A shares was -13.21%.

For the period ended December 31, 2010:

                                                                                              1 year            5 years             10 years

Templeton Growth Fund, Inc.(pre-tax income)*                  1.33%            -1.38%               3.62%

MSCI World Index**                                                             12.34%          2.99%                2.82%

*  Includes issue surcharges.

** The index includes no deduction of fees, expenses or taxes. The Morgan Stanley Capital International (MSCI) World Index is a free-float adjusted, market capitalization weighted index that measures the performance of stock markets in developed markets worldwide. One cannot invest in an index directly; nor is the index representative of the Fund's portfolio.

Purchase of Fund Shares

If you wish to purchase Fund shares, please fill out the application form and send the original to:

Templeton Growth Fund, Inc.

c/o Franklin Templeton Investment Services GmbH

P.O. Box 11 18 03, 60053 Frankfurt am Main

Mainzer Landstrasse 16, 60325 Frankfurt am Main

Tel.:    08 00/0 73 80 01 (toll-free from Germany)

Fax:    069/2 72 23-120

Franklin Templeton Investment Services GmbH is the service company for the Fund in Europe.

Franklin Templeton Investment Services GmbH acts as the receiving agent of Templeton Growth Fund, Inc. and forwards all orders, buy and sell orders in particular, to Templeton Growth Fund, Inc.

In the event of ambiguities concerning an order, Franklin Templeton Investment Services GmbH will contact the shareholder immediately; the Fund, however, reserves the right to choose the means of communication at its own discretion on a case-by-case basis and irrespective of which means of communication are available to or are demanded by the shareholder.

Franklin Templeton Investment Services GmbH had share capital of EUR1,278,229.70 as of September 30, 2011. It has negotiated distribution agreements with numerous investment brokers and banks to trade Fund shares independently. The purchase of investment shares or submission of orders by American citizens or persons who are taxable in the United States via Franklin Templeton Investment Services GmbH is not permitted.

Distributor

Franklin Templeton Distributors, Inc.

One Franklin Parkway, San Mateo

California 94403-1906, USA

Franklin Templeton Distributors, Inc. (“Distributor”) is a New York Corporation and wholly owned subsidiary of Franklin Resources, Inc. Its total equity as of September 30, 2011, was USD 910,678,122.

The investment brokers and banks act independently and provide the investor with their own brokerage and/or advisory services. Although they receive commissions, investment brokers and banks are neither subcontractors of the Fund, nor of Franklin Templeton Investment Services GmbH, nor of any other Franklin Templeton Investments company, nor do they represent them in any other form. Neither investment brokers nor banks are entitled to receive money on behalf of the Fund or of a Franklin Templeton Investments company. The Fund and the Franklin Templeton Investments companies exclusively provide product information.

The Investment Company strongly advises against debt financing of Fund share purchases, as debt financing significantly increases investment risk. The Investment Company offers its Fund shares to the public but, with the exception of some fund-linked life insurance policies, does not offer financial products that are combined with Fund shares.

Should independent brokers offer such “combination products,” the Investment Company, the management company and its associated companies do not accept any responsibility for these products, unless they have approved them in writing.

In view of the different cost structures and tax liabilities involved in direct investment in investment funds and in investment in fund-linked life insurance policies, investors are strongly advised to consult their tax and financial advisers as to which type of investment is best suited for them.

Should you require assistance in completing the application form, please consult your investment broker.

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Payments to Agents and other Investment Brokers

If investors purchase shares in the Fund via agents or other investment brokers (such as banks), the Fund and its associated companies can pay the agent for the sales of the Fund shares and the services entailed therein. These payments may result in a conflict of interest if the agent or broker or sales person is influenced in such a way that he recommends the Fund preferentially to other investments. Investors should ask their investment advisor for further information.

Minimum Investment

•        Initial investment: EUR 2,500

•        Additional payments: EUR 500

•        Savings plan: EUR 100 monthly or quarterly

•        Withdrawal Plan: Fund shares with a transaction value of USD 25,000, monthly withdrawals starting at USD 50 (see “Withdrawal Plan”)

Method of Payment in Germany

Paying agents in Germany for transactions in EUR:

J.P. Morgan AG

Junghofstrasse 14

60311 Frankfurt am Main

Account No.: 6 111 600 224, Bank Routing Number (BLZ): 501 108 00

Marcard, Stein & Co AG

Ballindamm 36

20095 Hamburg

Account No.: 3 010 014, Bank Routing Number (BLZ): 200 304 00

Please indicate “Templeton Growth Fund, Inc.” as the payee. Under “Intended Use,” please enter the shareholder’s name and the investment account number (for existing accounts) or the application number (for first-time purchases).

Credit Transfers

Please credit the investment amount to a paying agency account in euros. Preprinted bank transfer forms are available. Payments may be made only to the paying agency accounts listed above.

Payments in Cash

Please pay the investment amount in euros to one of our paying agency accounts (see above). Please note that payments in cash cannot be accepted.

Payments by Check

Franklin Templeton Investment Services GmbH does not accept checks; it reserves the right to return to sender any checks it may receive nonetheless. Investors wishing to pay by check can do so by sending a check (separate from the application form) to Franklin Templeton International Services S.A., 26, Boulevard Royal, L-2449 Luxembourg.

Because of the delays involved in the processing of payments by check and stricter regulations for the prevention of money laundering as well as possible additional bank charges, investors are strongly advised to pay for their investments via bank transfer.

If you still wish to pay by check, please note the following:

Submitting a EUR Check

Please make out your collection-only check in euros, payable to Templeton Growth Fund, Inc., and send it – separate from the application form – to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate proceedings to have the check amount paid into a Franklin Templeton clearing account. The investment cannot be completed until clearance is confirmed.

Submitting a USD Order Check

Please send the U.S. dollar check, drawn on a U.S. bank and made payable to the transfer agent of the Fund, Franklin Templeton Investor Services, LLC, separate from the application form to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate proceedings to have the check amount paid into a Franklin Templeton clearing account. The investment cannot be completed until clearance is confirmed.

The German Foreign Trade and Payment Regulation (AWV) requires that shareholder payments to foreign entities must be reported to the executing financial institution.

Additional Payments

Additional payments on an existing shareholder's account can be made in euros to one of the paying agent accounts. The shareholder's account number with Franklin Templeton Investor Services, LLC must be given. It is not necessary to complete a new application form for additional payments.

Because Fund shares must always be issued in accordance with the terms of the prospectus valid at the time of issuance, shareholders are strongly urged to obtain the currently valid prospectus prior to making any additional payments.

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Wire Transfers in USD

Direct wire transfers are also possible in USD, whereby the banks are advised that it is essential that the name(s) and account number(s) or name(s) and application number(s) be clearly noted at the time of initial purchase. The following account is available for wire transfers in USD:

Payee:

Templeton Growth Fund, Inc.

Account No.: 6 231 400 414, Bank Routing Number (BLZ): 501 108 00

Payee bank:

J.P. Morgan AG Frankfurt am Main

(Swift code: CHASDEFX, Telex no.: 411625)

Drawn on: JPMorgan Chase Bank, New York

(Swift code: CHASUS33)

Intended use:

Shareholder’s name, account number (for existing accounts) or application number (for first-time purchases)

Savings Program in Germany

In Germany, investors have the opportunity to establish automatic investment plans that enable them to make payments for the purchase of Fund shares in monthly or quarterly installments.

The minimum amount of a savings installment is EUR 100 (monthly or quarterly). No initial payment is necessary to be accepted into the savings program.

Investors who participate in an automatic investment plan will receive savings plan statements by mail every six months. To reduce bank fees for investors and the Fund, the savings program uses a direct-debiting system.

In order to participate in the savings program, an investor must declare on the application form or, in the case of existing accounts, on a separate form available on request, that he is authorizing his bank to debit the agreed savings amount from his bank account on the first day of every month and to transfer this amount to one of the Fund’s paying agent accounts; this declaration may be revoked at any time. The direct debit authorization or notices changing the amount to be debited must be received no later than the 20th of any month in order to ensure that they can be taken into account the following month.

On the day of the direct debit, participants in the savings program are required to have a corresponding balance in their bank account and to only revoke submitted direct debits if the amount of the debit exceeds the direct-debit mandate. The issue surcharges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

Investors should be aware that a savings program entails the purchase of Fund shares whose value is subject to fluctuations. It is therefore possible that assets will not grow at a continuous rate and that unfavorable conditions may even result in a loss of the amounts invested. The investment amounts are not protected by a deposit insurance system, and it cannot be guaranteed that a specific savings target will be achieved.

Issuing Shares

Shares will not be issued until both the application form and the investment amount have been received at the offices of the Fund’s transfer agent, Franklin Templeton Investor Services, LLC. If payment is made via one of our paying agent accounts, the amount is normally received one banking day after the paying agent account has been credited with the payment. Franklin Templeton Investment Services GmbH will immediately forward any applications it receives to the transfer agent via electronic transfer. The transfer agent will calculate, in whole shares and fractions, the number of Fund shares purchased at the offering price calculated at the end of the trading day on the New York Stock Exchange that follows the day on which payment was made to one of our paying agents, provided the transfer agent is at that time also in possession of the properly completed purchase application. Only then does an investor become a shareholder in the Fund. Before that point in time, no rights or obligations exist between the Fund and the investor.

The shareholder will receive by mail a written receipt confirming his purchase of Fund shares and stating the number of his shareholder account maintained at Franklin Templeton Investor Services, LLC. Upon written request, Franklin Templeton Investor Services, LLC will issue a certificate for all whole shares contained in a shareholder account. However, due to the cumbersome processing at the time of share redemption and the risk of losing the certificate, we strongly advise against the issuance of certificates.

For the issue of shares to banks and institutions, it is necessary that their orders be received by Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days on which the net asset value of the Fund is calculated so that, normal circumstances prevailing, the offering price calculated at the close of that trading day on the New York stock exchange can be used as a basis and the shares can be issued. Such orders can, however, only be accepted on days on which the banks in Frankfurt am Main are open (“banking days”) and then only if there is in place an agreement to that effect with Franklin Templeton Investment Services GmbH. The banks and institutions will then receive without delay an execution confirmation by fax with the exact amount of the offering price to be paid. The amount of the investment is due three German banking days after the shares are issued.

The Fund or the transfer agent may limit, refuse or cancel any order at their discretion.

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Investors undertake to immediately check the order confirmations they receive by mail after each transaction so as to ensure that their order has been registered correctly in the investor’s shareholder account. Investors are also required to inform Franklin Templeton Investment Services GmbH immediately if they do not receive an order confirmation within the expected time frame.

Account Maintenance

Accounts can be opened for a single investor (individual account) or for several investors together (joint account). Investors are requested to check the appropriate column on the application form.

Joint Accounts with Joint Authority

For joint accounts, authorization requires the signature of both account holders. Please strictly observe the terms and conditions described under the heading “In the Event of Death” as well.

Joint Accounts with Individual Authority

In a joint account with individual authorization, all transactions in the joint account, including its liquidation, can be effected by one single shareholder – even in his favor – without the signature or other prior consent of the other shareholder. The Fund is not required to inform the other account holder prior to executing such a request. Investors should therefore be aware of the danger of abuse of individual authority. Upon the request of an individual account holder, which is possible at any time, the Fund will change the individual authority to a joint authority. Please strictly observe the terms and conditions described under the heading “In the Event of Death” as well.

In the Event of Death

When establishing a joint account, the shareholders authorize the Fund or the transfer agent to transfer their shares in the event of death to the surviving account holder. In general, a transfer of the shares to the surviving account holder can only be effected upon submission of the death certificate. For the transfer of shares, an account in the name of the surviving account holder must be opened. The Fund, the transfer agent and/or Franklin Templeton Investment Services GmbH are not required to inform possible heirs of this event or to obtain their instructions. However, if the heir or heirs revoke the order for transfer of the deceased account holder before the Fund or the transfer agent can execute it, the Fund will continue to maintain the account in question as a joint account with joint authority and accordingly only obey joint requests of the heirs and the surviving account holder. Account holders should therefore make appropriate provisions in their wills. Account holders who do not want the account to be transferred to the surviving account holder should indicate this in the application form.

If, in the event of death, it becomes necessary to clarify the authorization over a shareholder account, the Fund will demand presentation of a certificate of inheritance, an executor’s certificate or other documents needed. In individual cases, the Fund, at its own discretion, may waive the presentation of a certificate of inheritance or an executor’s certificate if the Fund is provided with a duplicate or a certified copy of the instrument of disposition (will, contract of inheritance) together with the relevant probate court record. The Fund is entitled to regard as authorized the person named therein as heir or executor, to allow the person to make account transactions and, in particular, to make payments to this person without incurring liability. This, however, will not apply if the Fund is aware that the person named therein does not have authorization over the account or if, due to negligence, it has not been informed accordingly.

Accounts for Minors

Accounts in the names of minors can only be established with the consent of both parents of the minor. Until the minor reaches the age of majority, consent of the persons in charge of the minor’s care and upbringing is also required for all other instructions with regard to the account.

If one parent is in sole charge of the care and custody of the minor, the Fund is entitled to demand proof of custody before opening the account or executing further transactions. To this end, submission of a relevant judgment of the family court or guardianship court, for example, may be required.

When opening the account, the custodians generally establish that each of them will have individual authorization over the account, unless a different form of authorization is indicated in the application form. This authorization may be canceled at any time by written notice to the Fund, unless the custodians have decided otherwise.

The address of the parent or custodian first named in the application form will serve as the mailing address of the minor’s account.

To protect against fraud, the Fund can demand that the account holder, upon reaching the age of majority, submit a confirmed signature before it carries out the first instruction of the account holder.

Shareholders’ Obligation to Cooperate

Proper maintenance of the shareholder account requires that the shareholder immediately notify the Fund of any changes to his name and address, as well as other changes relating to the account.

The Fund may be obligated or entitled under U.S. state laws to perform an escheatment of accounts where the shareholder cannot be located at the address known to the Fund. All orders of any kind must be unequivocal as to their content. Orders that are not formulated unequivocally may require queries, resulting in delays. The person placing the order is responsible for such delays.

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Each shareholder must immediately check all documents sent to him, such as account statements, notices on the execution of orders and information regarding expected payments, as to whether they are accurate and complete and, if they are not, must state their objections immediately. This also applies to the non-receipt of confirmations regarding the processing of transactions ordered by the shareholder.

Offering Price

The offering price consists of the net asset value per share plus issue surcharges in accordance with the following table.

Issue Surcharge Scale

Issue surcharges

                                                                                                     in relation to                      in relation to

investment at                                                                               gross investment              net investment*

Offering Price                                                                                                                       (offering price)*

Under USD 50,000                                                                      5.75%                               6.10%

from USD 50,000 but under USD 100,000                                 4.50%                               4.71%

from USD 100,000 but under USD 250,000                               3.50%                               3.63%

from USD 250,000 but under USD 500,000                               2.50%                               2.56%

from USD 500,000 but under USD 1,000,000                            2.00%                               2.04%

USD 1,000,000 or more **                                                          none                                 none

*     The dollar amount of the issue surcharges is the difference between the offering price of the shares purchased (multiplied by the appropriate issue surcharges) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the issue surcharges as a percentage of the offering price and of the net investment may be higher or lower, depending on whether there was a downward or upward rounding.

**   Investments of USD 1 million or more do not incur any issue surcharge at the time of purchase, but if shares are redeemed prematurely within 18 months after purchase, a 1% deferred issue surcharge may be assessed (please see the “Deferred Sales Charge” section).

The following fictitious example explains the calculation of the offering price on August 31, 2004: The assets of the Fund, amounting to USD 18,679,479,428 less liabilities of USD 110,834,197 resulted in net Fund assets of USD 18,568,645,231, of which a proportion amounting to USD 15,771,173,608 consisted of Class A shares. These net assets, divided by the number of Class A shares (749,823,500) outstanding on August 31, 2004, resulted in a net asset value per Class A share of USD 21.03, which was also the redemption price on that day. The net asset value per Class A share plus issue surcharges at 6.10% (USD 1.28) resulted in an offering price per Class A share of USD 22.31.

Franklin Templeton Investment Services GmbH may pay, or cause to be paid, up to 100% of the issue surcharges to such persons, banks or other institutions that brokered the purchase of Fund shares.

Deferred Issue Surcharges

If no issue surcharges were paid at the time the shares were purchased, because the total investment exceeded USD 1 million, either through one-time payment or utilization of a cumulative quantity discount (see section: “Cumulative Quantity Discount”) or because a Letter of Intent was provided for such an investment (see section: “Letter of Intent”), the issue surcharge can be subsequently levied when the shares that were purchased are redeemed in whole or in part within 18 months. The period starts on the last day of the month that the relevant shares were purchased. The deferred issue surcharges amount to 1% of the value of the shares redeemed at the time of their redemption or of their net asset value at the time of purchase, whichever is lower. In order to keep the deferred issue surcharge as low as possible, the shares not subject to deferred issue surcharges are redeemed first. Should there not be enough of such shares, the shares subject to a deferred issue surcharge will be redeemed in the order of their date of purchase.

Unless otherwise agreed, when a redemption order is for a specific U.S. dollar or euro amount, any deferred issue surcharge will be covered through the redemption of additional shares. For redemption orders in which a specific number of shares is to be redeemed, any deferred issue surcharges will be deducted from the redemption proceeds.

Frequent Trading Policy

The Fund’s Board of Directors has introduced the following policies and procedures with regard to frequent trading (Frequent Trading Policy).

The Fund seeks to prevent short-term trading or frequent purchases and sales of Fund shares that may be detrimental to the Fund. This kind of trading activity may interfere with the efficient management of the Fund's portfolio or may materially increase the Fund’s transaction costs, administration costs or taxes.

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Since the Fund cannot invest in U.S. securities, it may also be susceptible to a form of short-term trading which is sometimes referred to as “time zone arbitrage.” Time zone arbitrage occurs when an investor attempts to take advantage of the fact that the value of Fund portfolio holdings changes and these changes are reflected in the net asset value per share after a delay. Due to time differences between the time periods when the international securities in the Fund portfolio are traded on non-USA markets and the time period in which the net asset value of the Fund is calculated (basically the close of business of the New York Stock Exchange, see “Calculation of Net Asset Value”), it is more likely that such delays will occur in the case of non-U.S. assets. Time zone arbitrage traders try to buy or redeem shares in a Fund based on events that occurred after the closing prices are fixed on the non-U.S. markets, but before the net asset value of a Fund has been calculated. This can result in a dilution in the value of the Fund's shares. One of the goals of the Fund’s procedure for fair value pricing is to minimize the possibility of this type of arbitrage (see “Valuation – Non-U.S. Securities – Potential Influence of Time Zones and Stock Exchange Holidays”); it cannot be guaranteed, however, that the valuation procedures of the Fund actually succeed in preventing it.

Shareholder trading with shares in the Fund and other funds of Franklin Templeton is the object of ongoing monitoring by the Fund's transfer agent in order to identify shareholder trading patterns that indicate an ongoing strategy of short-term trading. Should the transfer agent—on the basis of observation or other information about a shareholder's trading activity with shares in funds other than Franklin Templeton—identify trading patterns from which the transfer agent reasonably concludes that such trading is detrimental to the Fund under the Frequent Trading Policy, the transfer agent may bar the shareholder on behalf of the Fund from purchasing further shares, either temporarily or permanently. Alternatively, he may limit the amount, number or frequency of future purchases and/or the method by which the shareholder may request future purchases or redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and another investment fund).

When examining the trading pattern of an investor, the Fund may consider, among other factors, the previous trading activity of the investor, both direct and, if known, through financial intermediaries in the Fund, other Franklin Templeton funds, non-Franklin Templeton funds or other accounts with joint control or ownership. Furthermore, the transfer agent may decline any purchase or redemption request, regardless of whether it constitutes part of the existing trading pattern, if the Fund's investment management company or transfer agent reasonably concludes that the scope of the transaction requested could disrupt or interfere with the efficient management of the Fund's portfolio. When considering what measures should be taken, the Fund's transfer agent may take numerous factors into account, including the potential effects such remedial actions might have on the Fund and its investors. If the Fund is an umbrella fund, the Fund's transfer agent may take into account the effects that the trading activities and all remedial actions suggested would have on the Fund as well as the underlying funds in which the Fund is invested.

Frequent Trading by Financial Intermediaries

You are an investor subject to this frequent trading policy whether you are a direct shareholder of the Fund or you invest in the Fund through a financial intermediary or a bank.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (known as “omnibus accounts”). The Fund has entered into “information-sharing agreements” with these financial intermediaries, allowing the Fund to obtain upon request information about the trading activities of the customers of the financial intermediary who invest in the Fund. If the Fund's transfer agent identifies trading patterns at the omnibus account level that could be detrimental to the Fund, the transfer agent may, at his own discretion, request from the financial intermediary information about the trading activity of its customers. If, on the basis of examining such information, the transfer agent determines that the trading activity of the customer could be detrimental to the Fund, the transfer agent may, at his own discretion, request the financial intermediary to limit further transactions of the customers concerned. However, it cannot be guaranteed that the monitoring of trading patterns on the level of omnibus accounts by the transfer agent will allow the transfer agent to identify all short-term trading by customers of financial intermediaries.

Revocation of Transactions.

While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke purchase orders that have already been executed if the Fund transfer agent, at his own discretion, reasonably concludes that such orders are opposed to the frequent trading policy of the Fund.

Cumulative Quantity Discount

The reduced issue surcharges indicated in the issue surcharges table may also be applied on a cumulative basis. For purposes of calculating the applicable issue surcharges, an investor may combine the amount of a current investment purchase with the current net asset value or net asset value paid upon purchase (whichever is higher) of the Fund shares in other U.S. Franklin Templeton funds already held by the investor and his or her spouse, life partner living in the household or children under the age of 21. If the investor is the sole proprietor of a business, any shareholder accounts held by the business may also be added. If the investor is a business owner, the shareholder accounts that are held by the company can also be included.

Because only one U.S. fund, i.e. Templeton Growth Fund, Inc., is registered for sale to the public in Germany, investors should contact Franklin Templeton Investment Services GmbH in the event of any uncertainties. They can provide further information.

The Distributor seeks to offer to investors the lowest issue surcharges possible. However, this can be assured only if the investor or an intermediary submits an application for the discount when purchasing the investment and provides the requisite information to enable a determination of whether a purchase qualifies for a reduction of the issue surcharges. The Cumulative Quantity Discount conditions may be changed or canceled at any time.

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Letter of Intent

Reduced issue surcharges are also available to investors who provide a Letter of Intent in which they state their commitment to invest a specified amount in shares of Templeton Growth Fund, Inc. within a 13-month period. Contact Franklin Templeton Investment Services GmbH for the requisite forms. The amount the investor agrees to invest determines the issue surcharge to be paid. The initial investment should be in the amount of at least EUR 2,500 or 5% of the total purchase stated in the LOI.

The following conditions apply to Letters of Intent: The shares acquired with the initial 5% of the total intended purchase are held as reserved shares and serve as security for payment of higher issue surcharges in the event that the total intended purchase does not take place. The reserved shares are summarily redeemed if necessary to cover any additional issue surcharges that may be due. The reserved shares may not be exchanged for Franklin Templeton Investment Funds and they may not be released until the LOI is fulfilled or the higher issue surcharges paid.

Shares acquired before the Letter of Intent will count toward fulfillment of the Letter of Intent.

Investors are responsible for informing their financial advisor when they believe they have fulfilled the Letter of Intent through the purchase of enough shares to qualify for the cumulative quantity discount. It might be necessary in this context for the investor to provide the investment advisor with information and documents concerning all custodian accounts holding his shares of Franklin Templeton Funds. If the investor has not named a financial advisor for the shares, the investor is responsible for informing the Fund transfer agent when he or she believes the Letter of Intent has been fulfilled through the purchase of enough shares to qualify for the cumulative quantity discount.

If the Letter of Intent is not fulfilled within 13 months, the issue surcharges will be recalculated. If you do not settle the resulting difference within 20 days of the written request, a commensurate number of the reserved shares will be sold. If the difference is cleared, the reserved shares will be assigned to you. If all shares are sold or exchanged into shares of Luxembourg funds of Franklin Templeton Investment Funds, the LOI will be terminated and the issue surcharges recalculated.

Reinvestment Privilege

If you sell shares of a Franklin Templeton Fund that are held for your benefit in a securities account in your investment agent's company or the trust department of your bank or that are registered on your behalf with the transfer agent (or in a custodian bank or a trustee of the Fund’s transfer agent), you can reinvest all or part of the proceeds of the sale within 90 days after the sale without an issue surcharge. This reinvestment privilege is not applicable to (i) a purchase of Fund shares via a regularly scheduled automatic investment plan such as a purchase through a regularly scheduled salary deduction or by remittance from a bank account, or (ii) a purchase of Fund shares using the proceeds from a sale of Fund shares of Franklin Templeton held indirectly by a non-Franklin Templeton person or an employer-supported IRA.

To be able to use this reinvestment privilege, you must inform your investment agent or the transfer agent of the Fund concerning this privilege at the time of your investment. In addition, the proceeds from the previous sale must be reinvested within the same share class as the shares sold.

If you paid a deferred issue surcharge at the time you sold your Class A shares, Franklin Templeton Distributors, Inc. will reimburse it to you for the amount that you reinvested within 90 days after the sale by adding the reimbursement to the reinvestment amount. The new shares issued at the time of your reinvestment are subject to the relevant deferred issue surcharge.

If the redemption proceeds were immediately invested in a Certificate of Deposit at a Franklin Bank, they can be reinvested under the above terms and conditions. Reinvestment must take place within 90 days after the maturity date of the certificate (including any extensions).

This privilege does not apply to shares purchased and sold under the exchange program. Shares purchased with the proceeds from a money market fund may be subject to an issue surcharge.

Purchases at Net Asset Value

For purchases at net asset value, i.e. without issue surcharge, another form in addition to the purchase application must be submitted. This form is available at Franklin Templeton Investment Services GmbH.

Waiver for Investments from Certain Payments

Investors may acquire Class A shares without issue surcharges (including deferred issue surcharges) if they undertake a reinvestment within 90 days from:

1)      Dividends and distributions of realized gains from a Franklin Templeton Fund.

2)      Annuity payments received either from an annuities option or proceeds from a death benefit if the annuity contract offers an investment option in an insurance fund of the Franklin Templeton Group. You should consult your tax advisor with regard to possibly applicable tax consequences.

3)      Redemption proceeds from Class A shares of Franklin Templeton Investment Funds, provided you are a qualified investor.

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If you paid a deferred issue surcharge that became due at the time of redemption of your Class A shares of a Franklin Templeton Investment Fund, a new deferred issue surcharge will be applicable to your purchase of Fund shares and the holding period will be restarted. However, shares in the amount of the deferred issue surcharges paid previously and the amount of your reinvested redemption proceeds will be credited to your account.

If you directly invested the redemption proceeds in a Franklin Templeton money market fund, you can reinvest them as described above. The proceeds must be reinvested within 90 days of the date of redemption from the money market fund.

Waiver for Certain Investors

The following groups of investors or investments are exempt from paying issue surcharges (including deferred surcharges) when purchasing Fund shares:

1)      Governments, municipalities and tax-exempt entities that meet the qualifications provided by Section 501 of the Internal Revenue Code may acquire Fund shares at net asset value without issuing costs, if the shares are purchased directly from the Fund. Such investors should consult their legal and tax advisors to determine if (and in what scope) the Fund’s shares represent legally admissible investments for them and contact Franklin Templeton Investment Services GmbH in Germany concerning further details.

2)      Specific registered brokers/dealers and their subsidiaries for their own account.

3)      Employees of investment brokers and affiliated companies and members of their families, pursuant to the internal rules of the respective employer.

4)      Current and former officers, Trustees, Directors and full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds consistent with then-current corporate policies.

5)      Current partners of law offices that provide legal advice to the Fund, Franklin Resources, Inc. or their subsidiaries.

6)      Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) based on a consulting agreement (including sub-consulting agreements) and/or (2) as a trustee of a trust among living persons or of a testamentary estate trust.

7)      Certain unit investment trusts and their holders who wish to reinvest distributions from the trusts.

8)      Certain group savings plans established under Section 529 of the Internal Revenue Code as amended.

9)      Certain group pension accounts offered to pension plans.

10)   Chilean retirement programs that meet certain conditions.

11)   German insurance companies that provide to the public life and pension insurance plans or fund-linked life insurance in Germany and have entered into a corresponding agreement with the Distributor or Franklin Templeton Investment Services GmbH.

12)   Banks and securities institutions that invest assets held by them in their capacity as asset manager, broker, advisor, custodian bank or a similar capacity and over which they have full and exclusive investment discretion and have concluded an agreement with the Distributor or with Franklin Templeton Investment Services GmbH. Such purchases are subject to minimum investment requirements that may be obtained from the Distributor or Franklin Templeton Investment Services GmbH in Germany.

13)   Assets held in accounts managed by a trust company or bank (“Trust Company”) under the supervision of the German government or of a state either as a trustee of a trust among living persons or of a testamentary estate trust or as a manager pursuant to a consulting agreement (including sub-consulting agreements) or pursuant to another agreement granted by the Trust Company concerning its assets in conformity with the investment, if (i) the total value of the assets of this trust company in Franklin Templeton Funds amount to at least USD 1 million at the time of the acquisition and (ii) the purchased shares are directly registered for the trust company in its commercial status (not as a trustee of a single estate trust) and solely as an asset of the trust company.

14)   Shares acquired by financial intermediaries that the intermediary holds directly or indirectly for an economic beneficiary who has entered into an agreement concerning a total fee or another investment consulting agreement with a securities dealer, a trust company or a registered investment consultant, whether or not they are affiliated with the financial intermediary, provided the financial intermediary has formed an agreement with the Distributor authorizing it to sell Fund shares.

Shares can also be purchased at net asset value by participants in certain U.S. retirement programs and groups, provided that Franklin Templeton Investor Services, LLC is notified.

Retirement programs that qualify as such under U.S. regulations are subject to additional requirements. The Fund can agree to these additional requirements in separate contracts with investment brokers.

The Investment Company reserves the right to discontinue these additional requirements for purchasing shares at any time.

Redemption of Fund Shares

Shares are redeemed at their redemption price if the shareholder sends a request in "proper form" to the transfer agent. “Proper form” means that the redemption request must satisfy the following criteria:

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1)      The request is submitted in writing to
Franklin Templeton Investment Services GmbH
Postfach 11 18 03, 60053 Frankfurt am Main
Mainzer Landstrasse 16, 60325 Frankfurt am Main
Tel.: 08 00/0 73 80 01 (toll-free from Germany)
Fax: 069/2 72 23-120
The order will be promptly forwarded to the transfer agent electronically.

In the event of ambiguities concerning an order, Franklin Templeton Investment Services GmbH will contact the shareholder immediately; the Fund, however, reserves the right to choose the means of communication at its own discretion on a case-by-case basis and irrespective of which means of communication are available to or demanded by the shareholder.

2)      The signature(s) of the shareholder(s) to be entered on the redemption order must exactly match the signature(s) on the purchase application. To protect shareholders, Franklin Templeton Investment Services GmbH may, in certain individual cases and at its sole discretion, require that bank signature guarantee(s) be submitted for each shareholder. Shareholders are respectfully informed that until Franklin Templeton Investment Services GmbH receives such bank signature guarantee(s), a redemption request cannot be executed. Either the number of shares or the amount in USD for which the redemption is requested must be specified in the order. If a EUR amount is specified, the USD amount will be calculated on the basis of the exchange rate in effect at the London foreign exchange at the time of the conversion. In the United States, special requirements may apply to signature confirmations. These may be obtained from the German service company and the transfer agent.

3)      If certificates were issued for the shares in question, they must be sent directly to Franklin Templeton International Services S.A., 26 Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, for forwarding to the Fund’s transfer agent. The application will not be processed until the transfer agent is in possession of the redemption order and the certificate. The investor is responsible for delays and loss. We therefore strongly advise against requesting share certificates.

4)      If the shares intended for redemption are registered in the name of an estate, a bank, a foundation, a trustee or guardian, or a corporation or partnership, the redemption request must include documentation that, in the opinion of Franklin Templeton Investment Services GmbH, proves the authority of the person(s) signing the request and/or that conforms to all relevant legal requirements. Contact Franklin Templeton Investment Services GmbH for more details.

In keeping with the aforementioned conditions, the redemption order may be sent directly to Franklin Templeton Investor Services, LLC. However, in this case, it must be written in English.

The redemption price is the net asset value that is calculated after the redemption request has been received in good order by the transfer agent. Payment of the redemption price, i.e., remittance of the redemption proceeds, usually takes place in the form of a check in U.S. dollars within seven days after the complete redemption request is received in proper form. The check will be sent via airmail to the registered address of the shareholder (or to any other address indicated by the shareholder).

However, investors may also have their redemption proceeds transferred into the bank account indicated for this purpose on the account application or in the redemption request. (Details on receiving bank accounts indicated are given in the following paragraph.) Investors are not charged for this service. Since funds transfers are usually faster than sending redemption proceeds by check, it is recommended that investors choose payment by funds transfer. Please indicate on the redemption order that you are requesting payment by funds transfer. Requests sent via fax to Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time, on days on which the net asset value of the Fund is calculated, are usually processed at the redemption price calculated at the close of trading on the New York Stock Exchange on that date. Such requests, however, can only be accepted on German bank business days.

Shareholder redemption requests received by Franklin Templeton Investment Services GmbH that include a request for payment by funds transfer will in principle be executed only if the name on the shareholder account matches the name on the recipient bank account. In case of accounts with more than one shareholder, the payout will only be made to a recipient account that is in the name of at least one of the shareholders. Investors are therefore strongly urged to always name an account that meets the aforementioned requirements in order to avoid delays in repayments. This applies accordingly for the transfer of shares into deposit accounts not managed by Franklin Templeton. Transfer to a third party is generally not permitted. Contact Franklin Templeton Investment Services GmbH for more details.

In the case of transfer and redemption requests addressed to Franklin Templeton Investment Services GmbH via fax that involve payment or transfer to an account in the name of the shareholder, it is no longer necessary to submit the original request document which was previously required in order for the payment or transfer to be executed. However, Franklin Templeton Investment Services GmbH and the transfer agent reserve the right to require submission of the original request document before executing a payment or transfer in the following cases, among others:

– The amount of the transfer or sell order exceeds the equivalent of USD 100,000

– Payment is made in a country that has not enacted adequate money-laundering legislation, especially countries not included in the so-called GAFI/FATF (Financial Action Task Force)

– The transfer or sell order is for a third party

– There has been a change of address for the investment account of the shareholder within the last 15 days

– The transfer or redemption request is connected to a pledging or estate matter.

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In Germany, investors can request payment in EUR from the paying agencies for redemption proceeds, dividends and other payments. In such cases, the custodian bank will instruct JP Morgan Chase Bank in London to execute the currency exchange and forward the redemption proceeds.

The Fund can unilaterally redeem the shares held by an investor if the account is older than one year and the net asset value of the shares is less than USD 500. In addition, the Fund can unilaterally redeem shares held by investors who have failed to submit to the Fund an official Tax Identification Number or other tax identification certificates that are needed by the Fund. A redemption notice sent by airmail to the registered address of the investor will give a date that is not less than 30 days after the mailing date, and the shares will then be redeemed at the net asset value in effect at the close of business on that date unless the investor purchases additional shares that raise the total value of the account to USD 500 or more or provides an official tax number (or other information requested by the Fund). Redemption proceeds will be sent by check to the investor’s registered address.

Withdrawal Plan

Investors may establish a systematic withdrawal plan allowing them to receive regular payments of USD 50 or more from their accounts on a monthly, quarterly, semi-annual or annual basis. Holdings of Fund shares with an equivalent value of at least USD 5,000 are required. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments are effected by redeeming an equivalent amount of shares at the net asset value on the withdrawal date. Unless agreed otherwise, this is generally the 20th day of the month.

To avoid payments of issue surcharges on funds that you intend to withdraw within a short time, you should under no circumstances set up a withdrawal plan if you plan to purchase shares on a regular basis. Shares sold under the withdrawal plan are subject to a deferred issue surcharge.

Redemption of shares by means of the withdrawal plan can reduce or use up the shares in your custodian account if the payments exceed the dividends obtained from the Fund. This is even more likely to be the case in declining markets. Should the withdrawal amount exceed the value of your custodial account, your custodial account will be closed and the amount remaining will be sent to you. Since the amount that is withdrawn under the withdrawal plan may be higher than the current income and returns, portions of the payments can be repayments of your investment.

In order to terminate the withdrawal plan, change the amount and the time of the withdrawal plan or suspend a payment, we need your instructions at least three business days before the planned payment. The Fund can terminate the withdrawal plan by written notification to you if all shares of your custodian account have been withdrawn, the Fund has received a notification of the death or incapacity of the shareholder or the Fund has received mail labeled “forwarding not possible.”

Right to Exchange

Shares of Templeton Growth Fund, Inc. can generally be exchanged without an additional issue surcharge for shares of other U.S. Franklin Templeton funds of the same class that are authorized for sale in the investor’s country of residence. The exchange is based on the net asset values per share at the time of the exchange. If you exchange shares of a money market fund for which no issue surcharge was previously due, an issue surcharge may be assessed. If the shares to be exchanged are subject to a deferred issue surcharge and the exchange takes place within the calculation period, the shares of the new fund will be subject to the deferred issue surcharge. If there are shares subject to a deferred issue surcharge in the account from which the exchange is to be made, those shares not subject to the sales charge will be exchanged first.

No form is required to exchange shares. The request can be made in writing via letter in German to Franklin Templeton Investment Services GmbH.

Exchange transactions are subject to the minimum investment conditions of the individual funds, and issue surcharges are generally not assessed if they were already paid at the time of the original investment and if no higher issue surcharges apply for the new fund. A deferred issue surcharge will continue to be determined from the date on which the original investment was transacted and will not be calculated at the time of the exchange. Shareholders wishing to exchange shares should first ask for and read the most recent prospectus of the fund into whose shares they want to exchange.

Shareholders should also take note that an exchange is legally two transactions: a sale of one fund and the purchase of another. The same conditions that apply to purchases and sales apply here. Exchanges are subject to the same tax consequences as ordinary purchases and sales.

A switch to another Franklin Templeton fund can only be processed if an investment account already exists for this other Franklin Templeton fund or only after a proper application to open an investment account has been submitted. Because Franklin Templeton Fund and its custodian banks are registered in different countries, processing an exchange may, under certain circumstances, take several business days.

If a significant number of shareholders sell their shares under the exchange privilege within a short period of time, the Fund could be forced to sell securities that it otherwise could hold, which would result in additional costs due to such transactions. On the other hand, an increased use of the exchange privilege can lead to large periodic inflows. Should this occur, it is the Fund’s basic policy to invest such monies initially in short-term interest-bearing money market instruments unless it is of the opinion that attractive investment possibilities exist immediately that are consistent with the Fund's investment goals. The monies will then be deducted from the short-term interest-bearing money market instruments and invested in portfolio securities, this being done in as orderly a manner as possible when attractive investment opportunities arise.

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Rejected Exchanges

If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through Financial Intermediaries

If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized, tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an “Omnibus Account”) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund Exchange Privilege Changes/Waiver

The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Other Funds’ Exchange Privileges

If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund’s prospectus for details.

Institutional Investors

Institutional investors have additional methods to purchase, redeem or exchange Fund shares. Contact Franklin Templeton Investment Services GmbH for more details.

Account Statements

Shareholder accounts are opened according to the registration instructions of the shareholder. Account transactions, such as additional investments and dividend reinvestments, are reported by means of regular account statements issued by Franklin Templeton Investor Services, LLC. Copies of account statements less than three years old will be supplied free of charge on request. A fee of up to USD 15 may be charged for copies of account statements dating back more than three years before the date the transfer agent receives the request.

Investment Goal and Fundamental Investment Policies and Methods

The investment goal of the Fund is long-term capital appreciation. Under normal market conditions, the Fund invests mainly in equity securities of companies located anywhere in the world - including emerging countries. The equity securities in which the Fund predominantly invests are common shares. Although the Fund aims to invest in a broad range of countries and industries, it may occasionally hold significant positions in individual countries or industries due to economic conditions.

Equity securities represent a share in the ownership of a company. Their value is based on the business success of the company, the income paid to the shareholders, the value of the assets as well as the general market conditions. The buyer of an equity security receives an ownership share in the company as well as certain voting rights. The shareholder can participate in the success of the company by receiving dividends, which are distributions of the company’s profits to its shareholders. They primarily include common shares, preferred stocks and convertible bonds. Convertible bonds have the characteristics of both bonds (usually the form in which they are issued) and equity securities (into which they can be converted). Holders of preferred shares usually obtain a higher dividend, but the value of preferred shares may rise to a lesser extent than that of common shares. In addition, equity securities may include warrants and subscription rights. Warrants and subscription rights give the holder the right to purchase a common share at a certain price at a certain point in time. The Fund may invest in convertible bonds without consideration of the ratings issued by rating agencies. It may also participate in the success or failure of a company through the rise or fall in the value of the company's shares traded in the public market. The Fund also invests in depositary receipts. These are certificates issued by a bank or a trust company that give their holders the right to obtain securities issued by a non-U.S. or U.S. company.

Depending on the current market conditions, the Fund in principle can invest globally up to 25% of its total assets in corporate and government debt securities. Debt securities represent the obligation of the issuer to repay a loan. Typically, interest must also be paid. Bonds, notes and debentures are examples of debt securities. Although the Fund attempts to invest in a broad range of countries and industries, it may occasionally hold significant positions in individual countries or industries due to economic conditions.

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In selecting stocks for the Fund, the investment manager uses a bottom-up, value-oriented and long-term approach. It focuses on the price of a security in relation to the long-term corporate profit, the asset value and the cash flow in evaluating a company for possible investment. The investment management company also considers the price-earnings ratio, the price-cash flow ratio, the profit margin and the liquidity value.

The Fund is not limited to investments in securities listed on securities exchanges and may also acquire securities whose sale is subject to some limitations imposed by contractual agreements.

Temporary Investments

When the investment manager believes that the market and economic conditions are unfavorable for investors, up to 100% of the Fund's assets may be invested in cash or cash equivalents or other high-quality short-term investments. Temporarily defensive investments may include U.S. government securities, fixed deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The investment manager may also purchase these types of instruments while seeking suitable investments or to maintain liquidity. Under these conditions, the Fund may not be able to achieve its investment objective.

Investment Policies and Restrictions

Basically, the investment policies and restrictions apply only when the Fund makes an investment. In most cases, the Fund is not obligated to sell a security because circumstances have changed and the security no longer fits the Fund’s investment policies or meets the Fund’s restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

In the event of a bankruptcy or other extraordinary circumstances affecting a specific security held by the Fund, the Fund may acquire stock, property or other assets that the Fund could not or would not buy. If this happens, the Fund will sell the asset as quickly as feasibly possible while attempting to maximize earnings for the investor.

The Fund has adopted certain investment restrictions as fundamental policies. This means that the restrictions may only be changed if the change is approved by (1) more than 50% of the Fund’s outstanding shares or (2) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. The Fund has also adopted additional investment restrictions designated as non-fundamental policies. These non-fundamental policies may be changed without the approval of shareholders.

Fundamental Investment Policies

The investment goal of the Fund is long-term capital appreciation.

The Fund is prohibited from:

1.      Investing in real estate or liens on real estate (the Fund may, however, invest in marketable securities that were secured by real estate or shares in real estate; or were issued by real estate companies that invest in real estate or real estate companies); making investments (with the exception of debt securities or equity stock interests) in exploratory or preliminary schemes to develop oil, gas or other mineral resources; buying or selling commodity futures contracts, with the exception of stock index futures contracts.

2.      Investing in securities of other U.S. or non-U.S. investment companies, investment funds or other investment vehicles (collectively hereinafter: “investment vehicles”) that invest according to the principle of risk diversification, irrespective of the legal form of such an investment vehicle, except in connection with the merger or consolidation or other reorganization with such an investment vehicle or series or class thereof; or with the transfer of assets to or from such an investment vehicle or series or class thereof (especially a transfer of assets in connection with the liquidation of a share series or share class of the Fund).

3.      Acting as an underwriter, except to the extent the Fund can be considered an issuer in connection with the sale of its own securities or the sale of its own shares.

4.      Issuing securities with certain preferential rights; buying on margin or selling short; buying or selling puts, calls, straddles or spreads (the Fund may, however, make margin payments in connection with stock index futures contracts and options on securities indices, as well as buy and sell them).

5.      Making loans to other persons, except: a) through loans of portfolio securities; b) through the sale of debt securities and bonds and/or through direct investment in corporate bonds that conform to the investment principles of the Fund; and c) to the extent that entering into repurchase agreements can be seen as issuing credit. The Fund may also make loans to affiliated investment companies, to the extent that entering into repurchase agreements can be seen as making a loan. In addition, the Fund may make loans to affiliated investment companies, provided it is permissible according to the Investment Company Act of 1940 as amended (“1940 Act”) or the exceptions to it as recognized by the Securities and Exchange Commission.

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6.      Borrowing, except for taking out loans at banks or affiliated investment companies, to the extent permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the Securities and Exchange Commission, provided, however, it is only a temporary measure and the amount of the loan does not exceed 10% of the total assets (including the amount borrowed) of the Fund and only if the custodian bank approves the terms of the loan. Borrowing may take place only under normal market conditions.

7.      Pledging, lending, mortgaging or otherwise encumbering the assets of the Fund, except to secure borrowings outlined in Item 6 above.

8.      Investing more than 25% of total Fund assets in securities from issuers of a single industrial sector (except for securities issued or guaranteed by the U.S. government, its agencies or offices; or securities or other investment companies).

9.      Investing in “letter stocks” (stocks that may only be issued under a “special letter” from the Securities and Exchange Commission) or in securities for which sales are restricted according to the terms of a takeover agreement.

10.    Investing in holdings of venture capital and private equity funds.

Non-fundamental Investment Policies

The Fund may also be subject to additional investment restrictions imposed by countries other than the U.S. in which its shares are sold.

The Fund currently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

In addition, the Fund is prohibited from:

1.      Purchasing or owning securities of a company in which members of the Administrative Board or executives of the Fund or of its investment manager individually hold more than 0.5%, or jointly hold more than 5%, of the securities of the said company.

2.      Purchasing more than 10% of one class of securities of a company, including more than 10% of its voting shares currently in circulation, or investing in a company for the purpose of exercising rights of control or with the intention of controlling or managing it.

3.      Investing more than 5% of the value of the Fund’s total assets in securities of issuers that have been in continuous operation less than three years.

4.      Investing more than 5% of its total assets in warrants, regardless of whether these are listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange. Warrants not listed on these exchanges may total no more than 2% of its total assets. However, warrants that are purchased in so-called “units” or part of the underlying security do not fall under this restriction. This restriction also does not apply to stock index options.

5.      Investing more than 15% of total assets in securities of non-U.S. issuers that are not listed on an officially recognized securities exchange of the United States or a recognized securities exchange outside the United States. No more than 10% of total assets (including warrants) may be invested in securities with a limited market. The Fund's portfolio may hold securities of the latter type to an extent that may interfere with their disposition possibilities and liquidity. In this case, the Fund may not be able to sell its holdings of such securities at the current price.

Additional Strategies

In trying to achieve its investment goals, the Fund may invest in the financial instruments or engage in the types of transactions listed below. The Fund may or may not use all of these techniques at the same time. A detailed description of the Fund's investment policies as well as the risks associated with these investment policies can be found in the section “Glossary of Investments, Techniques, Strategies and their Risks.”

The Fund may:

1.      invest up to 25% of its total assets in debt securities

2.      invest up to 15% of its net assets in illiquid securities

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3.      invest in depositary receipts. For purposes of the Fund’s investment policies, the Fund's investments in depositary receipts are considered investments in the underlying securities.

4.      The Fund may invest up to 100% of its total assets in securities of companies resident and active in emerging markets. However, given current market conditions, the Fund intends to invest no more than 50% of its total assets in such emerging countries securities.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words and groups of words are used to describe the investment policy and strategy of the Fund in order to give investors a general impression of the investment level of the Fund. They are identified for the most part but not conclusively with the following percentages of the Fund’s assets:

“small portion”                  less than 10%

“portion”                            10% to 25%

“significant”                       25% to 50%

“substantial”                      50% to 66%

“primary”                          66% to 80%

“predominant”                   80% or more

If the Fund intends to limit individual investments or strategies to no more than the specific percentages of the Fund assets, such limitations will be identified in the prospectus. The above percentages are not limitations unless specified otherwise in the Fund’s prospectus.

Security investments in which the Fund invests may be rated by various rating agencies, e.g. Moody’s Investors Service (Moody’s) and Standard & Poor’s (S&P®).

Risks

General Risks

Shareholders should keep in mind that there are risks associated with all investments and no guarantee can be given that the Fund will achieve its investment objectives. The Fund intends to minimize investment risks through broad diversification of its investments, but the possibility of a loss of principal remains. As in all investments in securities, the value and return of Fund investments can fall as well as rise. This depends on a variety of factors and will affect the value of the Fund’s shares. Shareholders thus participate in the fluctuations in the value of the investments held in the Fund’s portfolio. Losses may occur.

Market Environment

The market values of securities held by the Fund will rise and fall, sometimes sharply and unpredictably. The value of securities may decline due to factors affecting the respective issuer, the securities market in general or special industries or markets within the securities market. The value of a security may rise or fall due to the general market environment without a specific connection to a certain issuer; e.g. real or perceived poor economic conditions, variations from the generally expected revenues or corporate profits, changes in interest or exchange rates or generally adverse investor sentiment. They may also rise or fall due to factors affecting a specific industry or market, e.g. changes in production costs and competitive conditions within an industry. In times of a general downturn in the securities markets, the values of several assets may decline concurrently. If the market advances, there is no certainty that the securities of the Fund will participate in or benefit in any other way from the positive trend.

The market value of a security can generally decline through market activities or as a consequence of supply and demand without any relation to the issuer. This constitutes a general risk for all securities. If there are more sellers than buyers, prices usually decline. Similarly, prices usually rise if there are more buyers than sellers.

From a historical perspective, equities have performed better than other investments in the long term. However, individual stocks tend to rise or fall in value dramatically. Slower growth or a recessionary economic environment could negatively affect the price of the various stocks held by the Fund.

Investing in Non-U.S. Securities

Investing in non-U.S. securities typically entails higher risks than investing in securities of the United States. However, some of these risks also affect U.S. securities.

Currency Risks

Non-U.S. securities can be issued and traded in non-U.S. currencies. As a result, their market value can be affected by changes in the exchange rate between these currencies in relation to the U.S. dollar as well as the exchange rates between non-U.S. currencies. If, for instance, the value of the U.S. dollar rises in relation to a non-U.S. currency, the value of an investment denominated in that currency will fall because it is worth fewer U.S. dollars. The Fund incurs additional costs when it participates in exchange rate transactions and the valuation of the non-U.S. securities can entail a higher risk because both the currency (in relation to the U.S. dollar) and the security must be considered.

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Political and Economic Developments

The political, economic and social structures of some countries where the Fund invests may be significantly less stable and more volatile than those of the U.S. Investments in these countries may be subject to higher risks, e.g. internal and external conflicts, expropriations, nationalization of assets, foreign exchange controls (e.g. prohibitions on transferring a currency from a specific country), restrictions on removing assets, social and political instability, military actions or unrest, diplomatic developments, currency devaluations, limitations on foreign ownership and punitive or confiscatory duties. It is possible that a government may take over the assets or operation of a company or imposes restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its non-U.S. investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets and thus the value of the Fund’s investments in countries outside of the U.S. It is extremely difficult or impossible to foresee these factors and take them into consideration in terms of the Fund's investments.

Trading Practice

Brokers' commissions, withholding taxes, custodian fees and other fees are generally higher in non-U.S. markets than in the U.S. The procedures and rules for non-U.S. stock exchanges, currency markets, trading systems and of securities dealers may differ from those that apply in the United States and may have negative effects on the Fund. The procedures and laws that may apply to trading, settlement and custody (holding of the Fund's assets) in countries other than the U.S. can also result in losses or delays in payment, delivery or collection of money or other property. Government supervision and regulation of securities markets and trading systems in countries other than the United States can also be less or different than government supervision in the United States, and it may increase the expenditure that the Fund must bear for compliance and regulatory measures and/or restrict the rights and protections of the Fund's shareholders.

Availability of Information

In some cases, non-U.S. issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as issuers in the United States. For that reason, less public information may be available about non-U.S. issuers than most U.S. issuers.

Limited Markets

Certain non-U.S. securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity is often higher and the valuation of non-U.S. securities can be more difficult due to irregular trading and/or delayed reporting on offers and sales.

Emerging markets

The Fund's investments in emerging markets are subject to all risks entailed in non-U.S. investments, plus additional risks as a consequence of deficiency in legal, political, economic and social framework conditions for security markets. These additional risks include, among others:

•        Less social, political and economic stability

•        Smaller securities markets with low or non-existent trading volumes, lack of liquidity and greater price volatility

•        More restrictive national policies in terms of foreign investments, including restrictions on investments in issuers or industries considered important for the national interest

•        Less transparent and less stable taxation policies

•        Less developed regulatory and legal structures for private or foreign investment and lack of legal remedies for damage to private property

•        Little familiarity with the structures of the capital market or market-oriented economy as well as widespread corruption and fraud

•        Less developed understanding of the financial world; lower creditworthiness, more limited resources and lack of regulation of financial institutions and issuers with which the Fund might trade

•        Compared to the United States, lower supervision and regulation of business and economic practices, stock exchanges, brokers and listed companies

•        Higher degree of concentration on a few industries and, as a consequence, greater dependency on regional and global trading conditions

•        Higher inflation rates and faster and more extreme fluctuation of inflation rates

•        Greater sensitivity to interest rate fluctuations

•        Increased volatility of exchange rates and danger of currency devaluations and/or currency controls

•        Higher debt burdens in relation to economic power

•        More delays in settlement of portfolio transactions and increased risk of losses stemming from registration of shares and custody practices

•        Little certainty that the advantageous economic development in recent years in these countries will not slow down or be reversed by economic, political or social events.

Based on these factors, the Fund's investments in emerging markets are subject to higher price volatility and illiquidity than investments in developed countries.

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The definition of the term of emerging markets used in this prospectus may differ from definitions used in other prospectuses of Franklin Templeton Funds.

Regional

Unfavorable conditions in a certain region may have a negative impact on the securities of issuers in other countries whose economies appear unrelated. The Fund is generally more exposed to regional economic risks to the extent it has invested a significant portion of its assets in a certain region. In the event of economic or political turmoil or a deterioration of the diplomatic relations in a region or country in which a substantial share of the Fund's assets is invested, there could be considerable illiquidity in the Fund.

Value Investing

With value investing, a security is considered “cheap” if the current market value is low in relation to the perceived value of a company. These securities are often unpopular with other investors. The investment manager may invest in these securities if it is of the opinion that the market has overreacted to adverse circumstances or did not react appropriately to positive developments. However, if other investors do not recognize the value of such a company (and thus do not invest in the company or sell their shares in the company in favor of other, faster growing companies), the value of the security may not rise as expected by the investment manager or may even fall in value.

Management

The Fund is actively managed and may suffer losses if the investment manager's evaluations for the Fund regarding markets, interest rates or attractiveness, relative value, liquidity or potential for rises in value of certain investments prove to be incorrect. It cannot be guaranteed that these techniques or the investment decisions made by the investment manager will achieve the desired results. Legislative, regulatory or tax-related developments may also affect the investment techniques used by the investment manager in the context of managing the Fund and may likewise have an unfavorable impact on the Fund's chances of achieving its investment goal.

Focus

The more the Fund is exposed to any single investment – including an investment in a certain industry, sector, region, country or type of security – the greater the losses the Fund may experience due to any single economic, commercial, political, regulatory or other incident. This may result in greater fluctuations in the price of Fund shares.

Depositary Receipts

Depositary receipts carry many of the risks of the underlying security. For some depositary receipts, the custodian bank or similar financial institution that holds the shares of the issuer in reserve is located in the home country of the issuer. If, in such cases, the issuer's home country has no developed financial market, the Fund could be exposed to the credit risk of the custodian bank or the financial institution as well as greater market risk. The custodian bank may not have physical custody of the underlying securities at all times, and it may demand fees for various activities, including the forwarding of dividend and interest payments as well as capital measures. The Fund would be expected to pay part of the additional fees, which it would not pay if it invested directly in the non-U.S. securities. There may be delays in receipt of dividend and interest payments by the Fund, or in the exercise of its right as a shareholder. Depositary receipts are issued under sponsored or unsponsored programs. In sponsored programs, the issuer forms an agreement for its securities to be traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the setup of the program. Although the regulatory requirements are similar for sponsored and unsponsored programs, in some cases it may be simpler to obtain financial information on an issuer who has participated in a sponsored program. In an unsponsored program, there is a greater possibility of untimely response to certain capital measures of the issuer such as stock splits and opportunities to acquire preferred shares. Accordingly, less information may be available on issuers whose securities are under unsponsored programs, and there may be no correlation between such information and the market value of the depositary receipts. If the Fund's investment depends on obligations that both the arranger as well as the issuer of an unsponsored program must meet, the Fund will be exposed to additional credit risk.

Interest Rate

Interest rate changes can occur suddenly and unexpectedly. Debt securities generally tend to lose market value when interest rates rise and gain value when interest rates fall. Securities with longer maturities or lower coupons or that pay little (or no) interest before the due date tend to be more sensitive to changes in interest rates. The longer the weighted average portfolio maturity, the greater the impact a change in interest rates has on the share price.

Credit

The Fund can lose money with a debt security when the issuer or debtor is not capable of or fails to pay interest and/or does not pay the loan back when due. Changes in the financial performance of an issuer, the perception of the issuer's financial performance in the market or in a security's credit rating, which reflects a third party appraisal of the credit risk of a particular issuer, can affect the value of the debt security. The Fund may incur substantial losses on debt securities if their credit risk is incorrectly judged to have a different level of credit risk by the market, the investment manager or the rating agencies than the securities actually have.

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Investment Transactions and Related Risks

The value of your shares will rise as the value of the investments held by the Fund rises and will decrease as the value of the investments decreases. In this way, you participate in the changes in value of the securities held in the Fund. In addition to the factors that influence the value of an individual investment held by the Fund, the value of the Fund share may also change with the movements in the equity and bond markets as a whole.

Bank Bonds

Bank bonds include fixed, floating or variable interest certificates of deposit (CDs), letters of credit, term deposits, savings funds and bankers' acceptances. CDs are negotiable certificates issued for a certain period of time against the deposit of funds at a bank that generate a certain income. Term deposits are non-negotiable deposits held by a bank for a certain period of time at a fixed interest rate. Savings funds are deposits without a fixed term and can be dissolved at any time. Bankers' acceptances are negotiable bills of exchange commonly drawn by importers or exporters in order to pay for a certain good. When a bank “accepts” a bankers' acceptance, the bank commits unreservedly to pay the value of the instrument on maturity. The total amount of the Fund's investments in terms of deposits and savings funds or CDs is not necessarily hedged against losses resulting from the payment default of a bank or other institution insured by the Federal Deposit Insurance Company.

Bank bonds are exempt from registration with the SEC if they are issued by a U.S. bank or the foreign branch of a U.S. bank. Thus when the Fund invests in bank bonds, investors of the Fund are not as highly protected as they would be had the Fund invested in registered securities. Bankers' acceptances and other unsecured bank bonds are not guaranteed by the Federal Deposit Insurance Corporation, so the Fund is subject to the credit risk of the bank or institution. In the event of liquidation, bank bonds and unsecured bankers' acceptances are subordinate to term deposits, savings funds and CDs, resulting in a higher loss risk for the Fund.

Borrowing

In accordance with the 1940 Act and applicable regulations, exemptions and interpretations, the Fund must continuously maintain asset coverage of at least 300% in relation to such borrowings and reduce its borrowing (within three days) to the amount necessary to achieve such coverage again if it should fall below 300% due to market fluctuations or otherwise. If the Fund is forced to reduce its borrowings, it may be need to sell portfolio holdings even if the sale of holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while loans are still outstanding, this may constitute a form of leverage. Leverage through borrowing may substantially increase the effect of a rise or fall in the value of the portfolio securities on the Fund’s net asset value, and the borrowed money is subject to interest and other costs (which may include commitment fees and/or the costs of maintaining the minimum average account level), which can exceed the income or profits of the securities acquired with the borrowed funds.

In addition to the borrowing that is subject to 300% asset coverage and considered senior by the SEC, the Fund is permitted under the 1940 Act to borrow, for short-term purposes, up to 5% of the value of its assets at the time of the borrowing. A loan is considered to be short-term if it is repaid within 60 days and has not been extended or renewed.

Convertible Bonds

Basically, a convertible bond is a debt obligation, a preferred share or other security that may be converted to a certain amount of common shares of the same or another issuer within a certain period of time. The conversion can occur at the option of the investor or issuer of the security or upon a predetermined event. A convertible bond typically provides fixed income and the opportunity, through its conversion mechanism, to gain from capital appreciation generated by market price increases in the underlying common shares. As with a regular fixed income bond, the market value of a convertible bond tends to increase when interest rates fall and decrease when interest rates rise. As is the case with common shares, the value of a convertible bond tends to increase when the market value of the underlying shares rises and tends to decrease when the value of the underlying shares falls. Since both interest rates and market shifts affect its value, a convertible bond is generally not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in the market price of the underlying shares. Convertible bonds are generally subject to the same risks as debt securities.

The potential to gain from investment in a convertible bond is greater than for non-convertible securities but lower than that for an investment in the underlying share. For this reason, a lower yield is generally offered for convertible bonds than for similar non-convertible securities.

Convertible bonds are normally issued either by an operating company or by an investment bank. If the convertible bond is issued by an operating company, it tends to be senior to common shares, but may be subordinate to other types of fixed-income securities issued by the company. When a convertible bond issued by an operating company is converted, the operating company usually issues new shares to the holder of the convertible bond. However, if the convertible bond is redeemable and the par price of the convertible bond is lower than the redemption price, the operating company may make a cash payment instead of issuing common shares.

If a convertible bond is issued by an investment bank or another sponsor, the security is a liability of the issuing investment bank and is convertible by it. The common share received through the conversion, however, is a share of a company other than the investment bank or sponsor. The issuer of a convertible bond may be important in evaluating the security's actual value. This is because the holder of a convertible bond has recourse only to the issuer.

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Convertible preferred stock

For the Fund’s financial reporting, its credit rating and for the purpose of the investment policies and restrictions, a convertible preferred stock is usually treated the same way as a preferred stock. In the event of insolvency, a preferred stock is subordinate to all debt obligations, and the failure of the issuer to pay a dividend is generally not a default event that entitles the preferred holder to take action. A preferred stock generally has no maturity date so that its market value depends on the business outlook of the issuer for an indefinite time. Distributions of preferred stocks are more dividends than interest payments and are usually treated as such for the purposes of taxation. Compared to the debt obligations of an issuer, investment in convertible preferred stock increases the Fund's exposure to the credit risk and generally the market risk because convertible preferred stocks perform poorly if the issuer defaults or markets decline.

Risks

An investment in convertible bonds may involve risks. The Fund may encounter difficulties selling such securities, because there may be little market trading in a specific security at certain times. Lower liquidity may have a negative impact on the market price and the Fund's ability to sell a security when required to meet the Fund's liquidity requirements or in response to a specific economic event such as deterioration of the creditworthiness of an issuer. Lower liquidity on the secondary market for a certain security may also make it difficult for the Fund to obtain a market valuation for calculation of the value of the Fund's portfolio, which is based on actual trading. Although the Fund intends to acquire convertible bonds that the investment manager considers liquid (i.e. securities that the investment manager has determined can be sold on an exchange or an institutional or other major market), there can be no assurance that this will be achieved. Certain securities and markets may become illiquid, resulting in liquidity risk for the Fund. Because illiquidity and other circumstances make it difficult for the Fund to obtain timely market prices that are based on the actual trading with convertible bonds, the Fund will also encounter difficulties in valuing convertible bonds. Convertible bonds may have a low credit rating, which normally entails a higher credit risk for an investor such as the Fund.

Debt Securities – General Description

Generally, a debt security represents a loan that the buyer of the debt security grants the issuer. Typically, a debt security has a fixed payment schedule that obligates the issuer to make payments of interest and repayment of principal to the lender over a certain period of time. A company usually fulfills its payment obligations associated with the outstanding debt securities first before it declares and pays out dividends to its shareholders. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the basic repayment schedule, with bonds carrying the longest repayment schedule and commercial papers the shortest.

Bonds

A bond is a debt security in which investors lend money to a borrowing entity, usually for a period of more than five years, at a specified interest rate.

Commercial paper

Commercial paper is an unsecured short-term loan to a company for up to 270 days, typically for financing accounts receivable and inventory.

Debentures

A debenture is an unsecured debt security that is secured only by the borrower’s creditworthiness and not by collateral.

Bills of exchange

A bill of exchange is a short-term debt security, usually with a term to maturity of two years or less.

Notes

A note is a debt security, usually with a term to maturity of up to ten years.

When considering this information on the risks of investments in debt securities, it must generally be noted that the risks described also apply to loans and other short-term instruments, which may not technically qualify as securities.

Debt securities are normally subject to interest, credit, income and repayment risk and, like all investments, are subject to liquidity and market risk in varying degrees, depending on the contract terms and type of security. The Fund's investment manager seeks to reduce the credit and market risk through diversification of the portfolio and continuous credit analysis of every issuer, as well as by monitoring economic developments. It cannot be guaranteed, however, that this will be achieved.

Non-performing debt securities

If the issuer of a debt security does not meet his obligations, the Fund may incur unrealized losses on the security, which may reduce the net asset value of the Fund. Non-performing securities tend to lose a large part of their value before they default. Hence the net asset value of the Fund can be negatively affected before an issuer defaults. The Fund incurs further costs if it attempts to collect interest and principal payments. Non-performing debt securities are often illiquid. An investment in non-performing debt securities is considered speculative and exposes the Fund to risks similar to an investment in high-yield debt.

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The Fund may acquire non-performing debt securities if the investment manager believes they present the opportunity for later price recovery, that the issuer may resume interest payments, or that other favorable developments appear likely in the near future. The Fund is not obligated to sell a debt security that is already non-performing if the investment manager is of the opinion that it is advantageous to continue holding the security.

Depositary Receipts

Many securities of non-U.S. issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, Depositary Receipts). Generally, depositary receipts in registered form are designed for the American market and those in bearer form are designed for securities markets outside the United States of America.

ADRs certify the share ownership of, and represent the right to a securities deposited in a U.S. bank or trust company or in a non-U.S. correspondent bank. The prices of ADRs are listed in USD, and ADRs are traded on U.S. exchanges or over the counter. Although ADRs do not eliminate all risks associated with non-U.S. investments, by investing in ADRs instead of directly investing in stocks of non-U.S. issuers, the Fund avoids the currency risks and certain trading risks of non-U.S. markets during the settlement period for purchases or sales. Generally, there is a large and liquid market in the U.S. for ADRs listed on a national stock exchange or on NASDAQ. Information available on ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or the U.S. exchange on which they are traded, whose standards are more uniform and more exacting than those to which the non-U.S. issuer may be subject.

EDRs and GDRs are typically issued by non-U.S. banks or trust companies and certify ownership of the underlying securities, which are issued by a non-U.S. or U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they can be converted. The underlying shares are held as reserve shares by a custodian bank or similar financial institution in the home country of the issuer. If the issuer's home country has no developed financial market, the Fund could be exposed to the credit risk of the custodian bank or the financial institute as well as the general market risk. The custodian bank may not have physical custody of the underlying securities at all times, and it may demand fees for various activities, including the forwarding of dividend and interest payments as well as capital measures. The Fund would be expected to pay part of the additional fees, which it would not pay if it invested directly in the non-U.S. securities. There may be delays in receipt of dividend and interest payments by the Fund, or in the exercise of its right as a shareholder.

Depositary receipts can eliminate some but not all risks associated with an investment in securities of non-U.S. issuers. Depositary receipts are still exposed to the political and economic risks of the issuer's home country and are also still exposed to exchange rate risk. Depositary receipts are issued under sponsored or unsponsored programs. In sponsored programs, the issuer forms an agreement for its securities to be traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the setup of the program. Although the regulatory requirements are similar for sponsored and unsponsored programs, in some cases it may be simpler to obtain financial information on an issuer who has participated in a sponsored program. In an unsponsored program, there is a greater possibility of untimely response to certain capital measures of the issuer such as stock splits and opportunities to acquire preferred shares. Accordingly, less information may be available on issuers whose securities are under unsponsored programs, and there may be no correlation between such information and the market value of the depositary receipts. If the Fund's investment depends on obligations that both the arranger as well as the issuer of an unsponsored program must meet, the Fund will be exposed to additional credit risk.

Securities of Companies and Governments Outside of the U.S.

Investing in securities of non-U.S. governments and companies that are located outside the U.S. or conduct a considerable portion of their business in countries outside the U.S. involves considerable risk in addition to the usual risks associated with investments within the U.S. The value of securities outside the United States of America (as with U.S. securities) is affected by general economic conditions and individual issuer and industry earnings expectations. Investments in depositary receipts are also associated with some or all of the risks described in the following.

There is the possibility that trading on non-U.S. stock exchanges is halted, the possibility of expropriation, nationalization of assets, confiscatory or punitive duties, withholding tax and other non-U.S. taxes on income and other results, foreign exchange controls (including the suspension of currency transfers from a certain country), restriction on removal of assets, political and social instability, military action or unrest, or diplomatic developments which may have an impact on investments in securities of non-U.S. issuers. It cannot be guaranteed that the Investment Company will be able to anticipate these possible events. Furthermore, the value of a security denominated in a currency other than the U.S. dollar, as well as the value of dividend and interest payments for such securities, will fluctuate based on the relative value of the U.S. dollar.

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In many countries, there is less publicly accessible information, comparable to financial reports and ratings, about issuers than what is available with issuers in the United States. Non-U.S. issuers are generally not subject to uniform reporting, auditing and accounting rules. The auditing practices and conditions are not always comparable to those that apply to issuers in the United States. The legal institutions, financial markets and financial services of certain countries are less developed than those in the U.S. or other leading economies. The Fund may have greater difficulties participating in voting, exercising shareholders' rights, securing dividend payments, obtaining timely information about capital measures, asserting legal remedies and obtaining court decisions relating to non-U.S. investment in courts outside of the U.S. than is the case with U.S. issuers in U.S. courts. The costs entailed in foreign investments, including capital gains tax, broker fees and custodian account costs are usually higher than for U.S. investments.

Certain countries require government approval before non-U.S. persons may invest or they may limit the investments of foreign persons in a particular company. Some countries limit the investments of foreign persons to a specific class of securities of an issuer that offer less advantageous conditions than the issuer’s securities available to the citizens of the country. Although securities subject to such restrictions can be traded in non-U.S. countries, they may be less liquid than non-U.S. securities of the same class not subject to such restrictions. In some countries, the repatriation of investment income, capital and sales proceeds by non-U.S. persons may require government registration and/or approval. A government’s delay or refusal to grant registration or approval for repatriation could have a negative impact on the Fund.

Occasionally, trading in a non-U.S. market may be interrupted. Non-U.S. markets have significantly less volume than the markets in the U.S. and the securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Thus the Fund may encounter difficulties in obtaining market quotes for the evaluation of its portfolio and calculation of its net asset value.

Trading systems, securities brokers and listed companies in many non-U.S. countries are subject to far less governmental supervision and regulation than in the U.S. This may lead to greater potential for fraud and market manipulation. Over-the-counter trading in non-U.S. countries tends to be less regulated than non-U.S. stock exchanges and it may be completely unregulated in some countries. Broker commissions in non-U.S. countries are basically fixed and not negotiable as in the U.S. They are therefore usually higher. Non-U.S. securities trading, settlement and custody (including securities settlements where the assets are released before payment has been competed) are often less developed than in the United States of America. They can be cumbersome and result in higher risk and significant delays. This may occur in the case of failed trading, insolvency or breach of duty by a non-U.S. broker/dealer, securities custodian or non-U.S. intermediary custodian.

If the Fund has invested a significant share of its assets in a specific geographic region or a specific country, the Fund is exposed to the economic risks in relation to this region or country to a greater degree than a fund whose investments are more geographically diversified. Unfavorable conditions in a certain region may have a negative impact on the securities of other countries whose economies appear unrelated. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country in which a substantial share of the Fund's assets is invested, it may occur that the Fund will have difficulty responding to a large number of redemption requests.

The holding of non-U.S. securities can be limited by the Fund in order to avoid investing in non-U.S. investment companies (Passive Foreign Investment Companies, PFICs) and incurring the so-called PFIC tax as a consequence of such investment.

Developing markets or emerging markets

Investing in companies domiciled in emerging markets or developing markets or with extensive operations in such markets is subject to potentially higher risks than investments in developed countries. These risks include, among others: (1) less social, political and economic stability; (2) a smaller securities market with lower or non-existent trading volumes, which can result in a lack of liquidity and greater price volatility; (3) a national policy limiting the ability of the Fund to invest, including restrictions on investments in issuers or industries considered important for the national interest; (4) taxation by non-U.S. countries, including a less transparent and stable taxation policy; (5) less developed regulatory and legal structures for private or foreign investment or lack of legal remedies for damage to private property; (6) the absence of a capital-market structure or market-oriented economy, as was the case in many emerging markets until recently; (7) more widespread corruption and fraud; (8) the financial institutions with which the Fund might trade may not possess the same experience, creditworthiness or resources as those in the markets of industrialized countries; and (9) the possibility that recent positive economic developments in some emerging countries will be slowed or even reversed by unexpected political or social events in these countries.

In addition, numerous developing countries have experienced substantial, and sometimes extremely high rates of inflation for many years. Inflation and/or rapid fluctuation in inflation rates have negative effects on the national economies and securities markets of certain countries, and these effects may continue. In addition, the national economies of some developing nations differ from the U.S. economy, either positively or negatively, in certain aspects, such as the growth in gross domestic product, rate of inflation, currency depreciation, debt burden, reinvestment of capital, self-sufficiency in terms of resources and balance of payments. The economy in some developing countries may be based on only a few industries and be greatly susceptible to changes in local or global trading conditions.

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Settlement systems in developing countries may be more poorly organized than those in developed countries. Moreover, regulatory authorities may be not able to apply standards that are comparable to those in developed countries. There are risks that settlements are delayed and that securities or cash belonging to the Fund are jeopardized due to failures or defects in settlement systems. Market practices may require that payment is made before the receipt of the security bought or that a security is delivered before the payment is received. In such cases, the default of a broker or a bank (the “counterparty”) through whom the respective transaction is made can lead to a loss for the Fund. The Fund will endeavor to the extent possible to choose counterparties whose financial situation reduces this risk. However, there is no guarantee that the Fund will succeed in minimizing or eliminating this risk, particularly as counterparties who are active in developing countries frequently lack resources, capitalization and/or financial resources in comparison to those active in industrialized countries. Uncertainties in conducting securities settlements may, in certain markets, increase the risk of competing claims to securities held by or to be transferred to the Fund. There may be no regulation for legal compensation, or it may be limited and insufficient for meeting the Fund's compensation claims in these cases.

Securities trading in developing countries presents additional credit risk and financial risk. In some cases, the Fund may have limited access to potentially suitable counterparties, or there may be only a limited number of suitable counterparties who trade in securities of issuers from developing countries. Regulatory provisions may restrict potential counterparties to certain financial institutions that are domiciled or operating in the specific developing market. Potential counterparties might not possess, adopt or apply creditworthiness and accounting standards or legal and contractual protection comparable to those in developed markets. Currency hedging and other hedging methods may be not available or may only be available to a limited extent.

The local taxation of income and capital gains to which foreign persons are subject varies among developing countries and can be relatively high. Typically, developing countries have tax laws and procedures that are less precisely defined, and such laws may allow the retroactive collection of taxes so that the Fund may be subject to local tax obligations in the future which were not foreseeable when the investment was made or when the assets were evaluated.

Many developing countries suffer from uncertainty and corruption in their legal system. The law is often difficult to interpret, and laws may be too new to provide any precedential value. Laws relating to foreign investments and private property may be weak or non-existent. Investing in developing countries involves the risk of nationalization, expropriation or confiscatory taxation. For example, the communist governments in a number of Eastern European countries in the past expropriated a large volume of private assets, in many cases without adequate compensation, and no guarantee can be given that similar expropriations will not occur in the future. In cases of expropriation, the Fund may lose all or a substantial portion of the investments it has made in the affected country. Accounting, auditing and reporting standards in certain countries in which the Fund has invested may not offer the same level of investor protection or offer the same amount of information to investors as is normally the case in the major securities markets. In addition, it is possible that alleged securities in which the Fund has invested are found to have been fraudulent and the Fund may suffer losses as a consequence.

Furthermore, currencies from developing countries are exposed to considerably higher risks than currencies from industrialized countries. Some currencies from developing countries may not be traded internationally or are subject to strict controls by local governments, resulting in overvalued or undervalued currencies and difficulties in valuing assets, including securities of the Fund denominated in these currencies. Some developing countries have experienced balance of payments deficits and a shortage of foreign currency reserves. Governments have reacted by restricting currency exchange. Future restrictive exchange controls could inhibit or restrict the options of a company for making dividend or interest payments in the original currency of the obligation (usually U.S. dollars). Furthermore, even when currencies of certain emerging countries, such as Eastern European countries, can be converted into U.S. dollars, the conversion rates may be artificial in comparison to the actual market values and may be unfavorable to the Fund’s shareholders.

Debt Securities of Non-U.S. Companies

Debt securities of non-U.S. companies, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be acquired in order to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are non-U.S. bonds that are issued and traded in countries other than the country in whose currency the bond is denominated. Eurobonds are usually traded on several exchanges and are issued in bearer form, have a fixed or variable interest rate and are typically amortized with a single payment of the entire principle at maturity and semi-annual interest payments. Yankee bonds are U.S. dollar-denominated bonds that are issued by non-U.S. banks and companies and are registered with the SEC for sale in the United States. A Global Bond is a certificate representing the aggregate debt of the issue. Such bonds are created to control the initial market distribution of an issue in compliance with sales restrictions in certain jurisdictions or because definitive bond certificates are not obtainable. A Global Bond is also referred to as a Global Certificate.

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Exchange Rate of Non-U.S. Currencies

Changes in the exchange rates of foreign currencies (non-U.S. currencies) have an impact on the U.S. dollar market value of the Fund's securities that are denominated in the non-U.S. currency and on the income received or expenses paid by the Fund in the non-U.S currency. This can affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or regulated currencies that are not in free float against the U.S. dollar. It is more difficult for the investment manager to value securities denominated in currencies that are fixed or regulated. Certain currencies may not be traded internationally, resulting in illiquidity with respect to the Fund's investment in this currency and all securities denominated in this currency. Currency markets are usually not as strongly regulated as securities markets. The Fund intends to buy and sell foreign currencies (i.e. not U.S. dollars) at as favorable a price as feasible. Some price differences in currency changes (for the coverage of service fees) may occur in particular when the Fund reinvests its investments from one country into another country or when proceeds from the sale of securities in U.S. dollars are used for the purchase of securities, which are denominated in a different currency than U.S. dollars. Some countries may introduce laws that prohibit the Fund from transferring cash out of the country or withhold portions of dividend or interest at their origin.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation of currencies in which the securities of the Fund portfolio are denominated may have a negative impact on the Fund. If the exchange rate for a currency falls significantly after the earnings of the Fund have been generated and translated into U.S. dollars, it may become necessary for the Fund to redeem securities from the portfolio in order to make the required distributions. The same applies if the exchange rate declines between the time at which the Fund incurs expenses in U.S. dollars and the time these expenses are paid. In such a case, the Fund has to exchange a higher amount of the foreign currency into U.S. dollars in order to be able to pay the expenses.

Investing in non-U.S. currencies in order to profit from projected changes in the exchange rates increases the Fund's exposure to losses from non-U.S. securities.

Non-U.S. Government and Supranational Debt Securities

The Fund's investments may also include debt securities of government, sovereign and supranational issuers. Such investments are exposed to all risks associated with investment in U.S. securities and non-U.S. securities as well as certain additional risks.

Non-U.S. government and sovereign debt securities mean debt securities issued, sponsored or guaranteed by the following: Governments or government agencies, authorities or local administrative bodies from emerging or developing countries; government controlled or sponsored legal entities, domiciled in an emerging or developing country; legal entities that are organized and operated for the purpose of restructuring the investment characteristics of the financial instruments issued by one of the above issuers.

A supranational legal entity is a bank, commission or company founded or funded by the national governments of one or more countries in order to support the redevelopment, trade, harmonization of trade or laws, economic development and humanitarian, political or environmental initiatives. Supranational debt securities include: Brady bonds (debt securities that are issued within the scope of the Brady Plan as a tool for debtor states to restructure their outstanding external liabilities); participants in loans between governments of emerging countries and financial institutions; debt securities issued by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and the European Economic Community.

In addition to the risks generally associated with debt securities, non-U.S. sovereign and government debt securities are exposed to additional risks. Government issuers of non-U.S. debt securities may refuse to pay interest, principle or fulfill other obligations when due and this may require that the conditions for repayment be renegotiated. As a sovereign body, the issuing government may be protected against legal actions in the event that they do not fulfill or refuse to fulfill their payment obligations when due. The will or capacity of the governmental debtor to repay in a timely manner may be affected by the following, among other factors: its cash flow situation; the extent of its non-U.S. reserves; the availability of sufficient non-U.S. exchange on the payment due date; the relative size of the debt burden in comparison to the economy of the issuing country as a whole; the policy of the sovereign debtor regarding international lenders and the political constraints to which the sovereign debtor is subject. The governmental debtor is also dependent on expected payments from other foreign governments or multinational entities and the country's access to trade or balance of trade. Some debtor states have succeeded in the past in postponing or restructuring  the repayment of their debts without the consent of their creditors; or they declared moratoriums for the repayment. Similar events may happen again in the future. There are no bankruptcy proceedings through which the Fund could collect the entire debt or parts thereof in the event of a government default.

High-yield Debt Securities

High yield or low-rated debt securities (also called junk bonds) are debt securities that receive a rating below one of the four top ratings from Moody's or S&P (e.g. BB or Ba and lower), and are designated as “below investment grade.” Such securities usually have a higher risk in terms of interest payments and repayment of principle, or may be in default. They are often considered speculative and involve greater risk of loss because they are normally unsecured and subordinated to other obligations of the issuer.

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High-yield bonds purchased in an initial issue involve special credit risk because they are new issues. The investment manager will thoroughly examine the credit and other characteristics of the issuer.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for certain securities may restrict the Fund's ability to sell the securities at the desired price either in order to fulfill redemption requests or to respond to certain economic events such as the deterioration of the creditworthiness of the issuer. Reduced liquidity on the secondary market for certain lower-rated debt securities can also make it more difficult for the Fund to obtain the exact market quotes for valuing its portfolio. As a rule, market prices for many lower-rated debt securities are available only from a limited number of dealers and do not necessarily reflect the bid price of these dealers or the price for current sales, which in turn limits the reliability of these prices for the Fund.

The credit risks mentioned also apply to high-yield zero coupon bonds, securities with delayed interest payment and securities that make their interest payments in the form of more securities (pay-in-kind securities). These securities involve an additional risk, however, because, in contrast to other securities which make regular interest payments until maturity, the Fund receives no interest or principle payments for zero coupon bonds or similar securities until the cash payment date or maturity date of the security. If an issuer defaults, the Fund may not receive any yield at all from the investment.

Some lower-rated debt securities are sold without registration under U.S. securities law and are therefore subject to restrictions on their resale. Although many of these lower-rated debt securities have been sold with registration rights and subject to contractual and criminal provisions for delayed registration, underwriting pursuant to the U.S. Securities Act of 1933 (the 1933 Act) may be necessary in cases where the Fund is required to sell restricted securities before they have been registered, which entails certain responsibilities and obligations. When restricted securities are sold, the Fund may incur certain costs, although the Fund will generally not incur any costs when the issuer is responsible for the registration of the securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, or real or perceived unfavorable economic and competitive conditions, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. In evaluating the creditworthiness of an issuer of low-rated debt securities, the Fund relies on the judgment, analysis and experience of the investment manager. When conducting the evaluation, the investment manager takes into consideration, among other factors, the issuer's financial means, its sensitivity to economic conditions and trends, its operating performance, the quality of the management of the issuer and regulatory aspects. It cannot be assured that the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of a high-yield debt security generally.

Illiquid Securities

“Illiquid securities” are generally securities that cannot be sold within seven days for the approximate price at which the Fund has evaluated them. Investments of the Fund in illiquid securities are subject to the Fundamental Investment Policies, number 9 therein, as well as the Non-fundamental Investment Policies, number 5 therein. Securities purchased outside the United States of America and traded in the United States of America or at a stock exchange or securities market outside the United States of America are not considered illiquid securities by the Fund, if: (a) the Fund, for understandable reasons, is of the opinion that the securities can be sold for cash in the United States of America or a foreign market or (b) current market prices are readily achievable. The Fund will not acquire securities of non-U.S. issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public market. Investments can be made in securities from both developed and emerging countries.

The Fund's board will regularly examine any decision by the investment manager to treat a restricted security as a liquid security. When assessing whether a restricted security is properly classified as a liquid security, the investment manager takes into account the following factors: (1) the frequency of transactions and offers for the security; (2) the number of dealers who are willing to buy or sell the security and the number of other potential buyers; (3) any dealer activity in creating a market for the security; (4) the nature of the security and of the transactions on the market (e.g. any demand, put or offer features; the manner in which offers are solicited, the mechanisms and other prerequisites for a transfer and the ability to assign or offset rights and duties arising from the security). The nature of the security and of the transactions include the time needed to sell the security, the manner in which offers for the purchase or sale of the security are solicited and the mechanisms for a transfer of the security, including the function of parties such as non-U.S. or U.S. custodians, intermediary custodians, currency dealers and depositories.

The sale of illiquid securities often requires more time and results in higher brokerage fees or higher dealer discounts and other selling expenses than the sale of securities listed for trading on national securities exchanges or over the counter markets (OTC).

The Fund’s risk in holding illiquid assets is that it may be more difficult to sell them in response to negative developments or to raise money for redemptions or other investment opportunities. Illiquid trading conditions can also make it more difficult for the Fund to receive a fair market value for the security.

Due to the general limitations on the Fund's ability to invest in illiquid securities, and the difficulty in acquiring such securities, the Fund may be unable to achieve the desired degree of investment in certain securities, issuers or industries.

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Repurchase Agreements

Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or a securities dealer, and then to sell the securities back to the bank or securities dealer on an agreed date (generally less than 7 days) at a higher price that reflects the applicable short-term interest rates. Entering into repurchase agreements allows the Fund to achieve a return on cash in the portfolio that would not have been invested otherwise. The bank or securities dealer must transfer as collateral to the Fund’s custodian bank securities with an initial market value of at least 102% of the amount paid by the Fund to the counterparty. The investment manager monitors the value of such collateral on a daily basis to determine whether the collateral equals or exceeds the redemption price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or securities dealer, including possible delays and restrictions with regard to the Fund’s ability to sell the underlying securities and additional expenses incurred if the Fund asserts its rights and seeks compensation for the loss. The Fund enters into repurchase agreements only with parties that meet certain creditworthiness standards, i.e. banks or securities dealers that the investment manager, based on the information available at the time, has determined present no serious risks in terms of bankruptcy within the period of time of the repurchase agreement. Although the Fund attempts to limit the credit risks of repurchase agreements by carefully selecting the counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty may be unable to pay and the need may arise for the Fund to incur expenses in order to liquidate the collateral. In addition, the value of the collateral may fall before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is classified as an illiquid security and is subject to the Fund’s investment restrictions on illiquid securities.

Securities Lending

To generate additional income, the Fund may loan certain securities from its portfolio to qualified banks and securities dealers (hereinafter “borrower”). In exchange, the Fund receives cash as collateral in the amount at least equal to the value of the securities loaned by the Fund. Cash as collateral usually consists of a combination of cash, securities issued by the U.S. government or one of its agencies and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and usually keeps a part or all of the interest income from the cash collateral. Securities lending enables the Fund to retain ownership of the securities loaned and concurrently generate additional income.

For each loan, the borrower must deposit collateral at the Fund's custodian bank with an initial market value of at least 102% of the market value of the U.S. securities loaned, or 105% of the market value of non-U.S. securities, including interest accrued. The value of such collateral is assessed daily and if coverage drops below 100%, the borrower must provide additional collateral equal to at least the requisite 102% of the market value of the U.S. securities loaned (or 105% of the non-U.S. securities loaned).

The Fund retains all or part of the interest that accrues from investing the cash collateral, or receives a fee from the borrower. The Fund seeks to maintain the right and ability to vote on significant events affecting the loaned securities. The Fund may terminate the loans at any time and request return of the loaned securities within the usual settlement period for the securities in question.

If, due to insolvency or other reasons, the borrower defaults on its obligation to return the loaned securities, the Fund may incur delays and costs in recovering the loaned securities or in gaining access to the collateral. These delays and costs can be higher for non-U.S. securities. If the Fund cannot recover the loaned securities, the Fund is permitted to sell the collateral and purchase replacement securities on the market. In so doing, additional costs would be generated, and the value of the collateral might fall below the value of the replacement instrument by the time the replacement instrument is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure in the security which the borrower failed to return. The cash received through the loan as collateral may be invested in other suitable securities, including shares in money market funds. If this cash is invested, the Fund is exposed to a higher market risk, including the loss of the collateral. Should the Fund need to rely on the collateral in the event the borrower defaults, this will also include losses on the loan secured by that collateral.

The Fund will lend its securities only to parties who meet creditworthiness standards approved by the Fund’s board (i.e., banks or securities dealers whom the investment manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, based on the 1940 Act and the corresponding interpretation of the SEC, the total market value of securities that a fund may lend is limited to one-third of the fund's total assets or to a lower limit to be determined by the fund or its supervisory body.

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Subscription Rights

It should not be understood from the information in this prospectus that the Fund is prohibited from purchasing securities from an issuer by exercising subscription rights allocated to the Fund by the issuer, except that no purchase may be made that results in the circumstance that the Fund is no longer considered a diversified investment company as defined in the 1940 Act. Non-U.S. companies regularly issue additional shares by offering subscription rights to existing shareholders at a price below the market price for the shares. Failing to exercise such a right would lead to dilution of the Fund’s interest in the issuer.

Temporary Investments

If the investment manager believes that market or economic conditions are unfavorable for investors, the investment manager can invest up to 100% of the Fund's assets in temporary defensive investments including cash, cash equivalents or other high-quality short-term investments, such as short-term debt instruments, U.S. government securities, commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed-time deposits, banker's acceptances and other money market equivalents. To the extent allowed by the exemptions from and regulations under the 1940 Act, and pursuant to other investment policies and restrictions, the investment manager may invest assets of the Fund in shares in one or more money market funds that are managed by the investment manager or one of its affiliates. Unfavorable market and economic conditions may include excessive volatility or a prolonged general decline on the markets; of the securities in which the Fund normally invests; or the economies of the countries in which the Fund invests.

Temporary defensive investments can default and have defaulted before. The probability that a temporary defensive investment defaults can increase with market and economic conditions that trigger the Fund's decision to invest in them. The investment manager may also invest in these types of investments while seeking suitable investments or to maintain liquidity. When assets of the Fund are invested in temporary defensive investments, the Fund may not be able to achieve its investment goal.

U.S. government securities

U.S. government securities include obligations issued or guaranteed by the U.S. government, its authorities, agencies or companies funded by it. Some U.S. government securities are fully supported by the U.S. government. These include U.S. Treasury savings bonds and securities issued by the Government National Mortgage Association (GNMA). U.S. securities entitling government authorities, agencies or funded companies to take out loans with the U.S. government in order to fulfill their obligations constitute the second category of U.S. government securities. They include securities issued by the Federal Home Loan Banks.

A third category of U.S. government securities comprises those securities that are supported only by the creditworthiness of the issuing authority, agency or funded company. These include securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). In the event of a payment default, the only option open to an investor—such as the Fund—is to take legal action against the issuer, not, however, against the U.S. government. Even if the U.S. government had supported these securities in the past, there is no guarantee that it will do so in the future as well. The U.S. government has also provided for limited periods of time guarantees for the stabilization or recovery of the market in the wake of economic and political crises or natural disasters. Such guarantees and resulting economic opportunities are usually limited in time, and the Fund cannot rely on them.

Risks Relating to Debt Securities

In the following, the general risks entailed in the Fund's investment in debt securities are described.

Credit risk

Debt securities are exposed to the default risk of the issuer (or another party) or its inability to meet its obligations arising from the security. Several parties may have obligations under a debt security. An issuer or borrower may fail to make principle or interest payments when due. A guarantor, insurer or loan security provider may fail to provide the agreed security. A counterparty may default on rendering its part of the transaction. An intermediary or agent between the investor and the other parties may fail to perform the terms of his service. Moreover, performance under a debt security may be connected to the obligations of other persons who may fail to discharge their obligations. The credit risk associated with a debt security may increase to such a level that the Fund's chance to profit fully from the investment in this security depends on the performance of various parties of their contractual and other obligations. The market value of a debt security is also influenced by how the market assesses the creditworthiness of the issuer.

The Fund can suffer substantial losses with debt securities whose credit risk has been incorrectly perceived to be a different value than the actual value of the security by the market, the investment manager or the rating agencies. Usually, the credit risk is higher where less information is available to the public, where fewer regulations protect the investors' interest, where collateral may be impaired or insufficient, where fewer legal options or regulatory protection is available, and where it is speculative as to whether parties will meet their obligations.

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It may occur that obligations from debt securities held by the Fund are never fulfilled or fulfilled only in part.

Some securities, such as those issued by the U.S. Treasury Department or secured by the creditworthiness of the United States, have a minimal credit risk. The credit risk becomes a greater concern for high-yield debt securities of issuers whose capacity for making interest and principle payments is considered speculative. Typically, debt securities are classified as “investment grade” (medium to highest credit quality) or as “below investment grade” (generally referred to as high-yield bonds or junk bonds). Many debt securities are evaluated by third parties, such as Moody’s or S&P, in order to facilitate presentation of the issuer's creditworthiness.

Interest Rate Risk

Generally, the market value of debt securities varies in response to changes in prevailing interest rates. Interest rates can change suddenly and unpredictably. In times of falling interest rates, the market value of debt securities normally rises. Conversely, the market value of debt securities normally declines in times of rising interest rates. The reason for this lies in the fact that often new debt securities with higher interest rates are issued when the interest rates rise, causing older outstanding debt securities to become less attractive. In general, the market prices for long-term debt securities that make only low interest payments (or none at all) are more sensitive to interest rate changes than debt securities with shorter maturities. The longer the average maturity of the Fund's portfolio, the greater the effect of interest rate changes on its share price.

In the following, other risks entailed in the Fund's investments are described.

Concentration

The more the Fund is exposed to the risks of (or the concentration on) a single type of investment – including investments in any specific industry, sector, country, region or type of security – the greater is the effect the performance of that investment will have on the performance of the Fund. To the extent the Fund is more strongly exposed to the performance of a specific investment, the possibility that the Fund will suffer losses (or gains) is greater than if the portfolio were more broadly diversified in many kinds of investments.

The Fund's exposure to investments in specific industries, sectors, regions or other investments, may also emerge indirectly through Fund investments in debt securities (e.g. mortgage- or asset-backed securities), which are secured by such investments. Similar risks associated with concentration on a certain type of investment may emerge when properties and collateral that secure the Fund's investments are located in the same geographical region or are subject to the same risks and concerns.

Risk of Inside Information

The investment manager (through its representatives or otherwise) may obtain information that will limit the investment manager's ability to cause the Fund to buy or sell certain securities of an issuer over a long period of time, even though the Fund could generate profits or avoid losses through such an investment. This may have a negative impact on the Fund's flexibility with respect to the purchase or sale of securities.

Liquidity

A liquidity risk exists if certain securities are or become difficult to buy or sell at the price at which the Fund has valued them, either due to prevailing market conditions or the specific type of investment. If the market for a certain security becomes illiquid (e.g. due to changes in the financial situation of the issuer), it may become impossible for the Fund to sell such a security at a favorable time or a favorable price, since it would be generally difficult to sell such securities. Furthermore, in bad market or economic conditions, the market for certain debt securities can become illiquid regardless of the presence of any specific unfavorable change in the situation of a particular issuer. In general, the liquidity risk rises (meaning that securities become more illiquid) if the number of investors rises or if the relative need for investors to liquidate in a certain market increases.

In order to be able to meet redemption requests, it may also become necessary for the Fund to sell some of the more liquid securities of the Fund at a time when it would not do so otherwise, even if such a sale of liquid holdings is unfavorable from an investment viewpoint. Lower liquidity may also have a negative impact on the market value of a security and the sale of such a security often results in higher agent fees or dealer discounts and other sales charges. Reduced liquidity in the secondary market for certain securities will make it difficult for the Fund to obtain market prices based on actual trading in order to value the Fund's portfolio and pricing may therefore be error-prone if market prices are volatile, sporadic and/or subject to large differences between bid and ask prices.

To the extent that the general investment strategy of the Fund includes non-U.S. securities or securities with little market trading, the Fund is more exposed to liquidity risk.

Management

The assessment of the investment manager with regard to markets, interest rates, attractiveness, the relative value or potential performance of certain investment strategies or of industries or of securities bought for the Fund's portfolio may prove to be incorrect, which in turn may lead to less favorable performance of the Fund and a decline in price for shares in the Fund.

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The investment manager chooses investments for the Fund based on information and data submitted by the issuers to various government authorities or directly provided to the investment manager or obtained by the investment manager from other sources.

The investment manager cannot confirm the completeness, truth or accuracy of such information and data and in some cases, complete and accurate information is not easily available. In addition, legislative, regulatory and tax developments can have an impact on the investment techniques available to the investment manager in the context of the management of the Fund. They can also have a negative impact on the Fund's ability to achieve its investment goal. Management risk is higher if qualitatively poorer information about an investment is available to the investment manager.

Market Risk

The market value of securities held by the Fund can rise and fall. Sometimes this may happen rapidly and unexpectedly due to general market conditions that are not concretely connected to a single borrowing company or the issuer of a security. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general expectations for corporate profits, changes in the interest rate or exchange rates or adverse investor sentiment in general. Moreover, market values can fall due to factors that have an impact on a certain industry or sector such as labor shortages or increasing production costs and the competition within an industry or segment, e.g. for mortgage-backed or government securities. In times of a general downturn in the securities markets, the values of several asset classes may decline concurrently. If markets perform well, there is no certainty that the securities of the Fund will participate in or profit in any way from the positive trend.

Portfolio Turnover

The portfolio turnover of the Fund was higher in the 2011 fiscal year than it was in the two previous fiscal years; this is due to the rise in sales of securities whose value had gained since the time of purchase and increased purchase of securities which the investment manager believed were undervalued and offered very promising possibilities for the Fund.

Policies and Procedures Regarding the Publication of Portfolio Holdings

The Fund's overall policy with respect to the publication of portfolio holdings is to publish such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For the purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or maturity; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but because such information is generally not material to investors, it may or may not be posted on the Fund's Web site. In addition, other information may also be deemed not to be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund publishes complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released usually no earlier than 20 calendar days after the end of each calendar quarter. Comments and other materials referring to certain information about the Fund's holdings from the calendar quarter that just expired are likewise subject to this delay of 20 days. Other explanatory information, such as the Fund's top-10 holdings, may be released monthly but no sooner than 5 days after the end of the month. Released information on portfolio holdings can be viewed at: franklintempleton.com.

To the extent that this policy allows the release of portfolio holdings information regarding a particular portfolio holding of the Fund, which is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, the investment manager of the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the anti-fraud provisions of the federal securities laws or the Fund's fiduciary duties vis-à-vis its investors. The determination as to whether an exception will be granted, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public, shall be made by the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

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The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies); fund rating/ranking services and other data providers; service providers to the Fund; municipal securities brokers using the Investor Tool that brings together buyers and sellers of municipal securities in the normal operations of the municipal securities markets. Should the Fund execute an in-kind redemption request of a shareholder, the Fund is under certain circumstances allowed to provide portfolio holdings information to this shareholder to the extent necessary for the shareholder to prepare for receipt of these securities from the portfolio.

The specific entities to which the Fund may provide portfolio holdings in advance of their publication to the general public are:

Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor’s, Vestek and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release to enable them to provide services for the Fund, including: Custodian Bank: JPMorgan Chase Bank; Auditor: Pricewaterhouse-Coopers LLP; External Legal Counsel for the Fund: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; analytical brokering services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

•        The recipient agrees to keep confidential any portfolio holdings information received and to restrict its distribution.

•        The recipient agrees not to trade on the non-public information received, including some or all of the following declarations: (1) agreeing not to buy or sell securities from the portfolio based on the information received; (2) agreeing not to speculate against a Franklin or Templeton Fund registered in the United States of America; (3) agreeing not to deliberately participate in trading practices that are disadvantageous to one of these funds; (4) agreeing not to trade in shares of this Fund.

•        The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (“F-T Managers”) serve as investment managers to non-U.S. funds that are registered or otherwise authorized for sale with non-U.S. regulatory authorities. The release of portfolio holdings information for such non-U.S. funds is excluded from the Fund's portfolio holdings release policy if such information is given to non-U.S. banks, securities dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select non-U.S. funds on behalf of their clients. Because such non-U.S. funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information is only disclosed for portfolio analytic purposes such as risk analysis/asset allocation, and the non-U.S. investment managers will be required to execute a non-disclosure agreement, according to which the non-U.S. investment manager (1) agrees to maintain such information as confidential; (2) is prohibited from trading on the basis of the information obtained, including (a) trading securities in the portfolio on the basis of the information obtained; (b) speculating against any Franklin or Templeton fund registered in the U.S., including this Fund; (c) knowingly participating in trading practices that may damage the Fund; and (d) trading in shares of funds that are essentially identical to those of a non-U.S. fund; (3) agrees to refresh their assurance as to confidentiality and abstention from trading upon request from Franklin Templeton. A non-U.S. fund also might disclose on a monthly basis information about top contributors and detractors to the fund performance to those recipients who are subject to a declaration of confidentiality according to the provisions above or who have agreed to these provisions in electronic form. Country-specific non-U.S. funds whose composition is substantially similar to the composition of a Franklin or Templeton fund registered in the U.S. are not subject to the restrictions imposed by this policy.

Certain F-T managers act as investment managers for privately placed funds that do not require registration, among them Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. Under certain circumstances, these unregistered private funds may have portfolio holdings which are not, all in all, substantially similar to the holdings of a U.S.-registered fund as determined by the Compliance Officer or designee. Under these circumstances, the disclosure of portfolio holdings information to customers or potential customers of the unregistered private fund may be allowed. In cases in which an unregistered private fund invests in a securities portfolio whose composition is essentially similar to the holdings of a U.S.-registered fund, such private funds are subject to the restrictions imposed by the policy. The disclosure of information about holdings to a current investor of a private fund is permissible, however, if the investor executes a confidentiality agreement in order to mitigate the risks that information on portfolio holdings is used for inappropriate activities against a fund. Such a confidentiality agreement has to ensure that the investor (1) agrees to maintain such information confidential, including the dissemination of the information (the investor may be permitted, however, to disseminate the information to an authorized person, to the extent necessary for conducting portfolio analyses in consideration of the investment of this investor in the private fund); and (2) is prohibited from trading on the basis of the information obtained, including (a) speculating against any Franklin or Templeton fund registered in the United States of America, including this Fund; (b) knowingly participating in trading practices that may damage the Fund; and (c) trading with shares in this Fund that are essentially identical to those of the private fund.

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Some F-T managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex (other funds), which might be managed in a way similar to how a Franklin or Templeton fund registered in the United States of America is managed. These other funds are not subject to the policy concerning the release of portfolio holdings information. The sponsors of such funds may disclose the portfolio holdings of these funds at different times than the Fund discloses its portfolios holdings.

In addition, some F-T managers act as investment advisors for separate accounts subject to the Fund's policy concerning the release of holdings information of the separate account to advisers and potential clients. Separate accounts, however, whose composition is essentially not identical to the composition of a U.S.-registered Franklin or Templeton fund registered in the United States of America are not subject to the restrictions imposed by this policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's Board of Directors, and any other material amendments shall also be reviewed and approved by the Board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board regarding application of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff will also provide the Board annually with a list of granted exemptions from the regulations, in conjunction with an explanation of the legitimate business purpose of the fund that justified the exemption.

General Information

Inquiries

Please send inquiries to:

Franklin Templeton Investment Services GmbH

Postfach 11 18 03, 60053 Frankfurt am Main

Mainzer Landstrasse 16, 60325 Frankfurt am Main

Tel.:    08 00/0 73 80 01 (toll-free from Germany)

Fax:    069/2 72 23-120

Investment Manager

The Fund’s investment manager is:

Templeton Global Advisors Limited

Lyford Cay

P.O. Box N-7776, Nassau, Bahamas

The investment manager, a corporation with assets of USD 2,303,577,667 as of Sept. 30, 2011, is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), which is a listed financial-services company operating through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and manages the Fund's assets; and it makes selections of investments to be bought, held or sold by the Fund. It also selects the brokers who conduct the transactions for the Fund's portfolio. The investment manager provides the Board with periodic reports. Its activities are monitored and supervised by the Board of Directors. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance. As of Wednesday, November 30, 2011, Templeton Global Advisors Limited and its affiliated companies had over USD 675 billion under management; it has been active as investment manager since 1947.

The Templeton organization has been investing globally since 1940. The investment manager and its affiliated companies have offices in Argentina, Australia, Austria, the Bahamas, Brazil, Canada, China, Colombia, France, Germany, Hong Kong, Hungary, India, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, Poland, Romania, Russia, Singapore, Slovakia, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, the United Arab Emirates, the United Kingdom, the United States of America and Vietnam.

The investment manager offers similar services to other funds also. The investment manager advises and undertakes actions for other funds it manages or for its own account, which might differ from actions that the investment manager undertakes for the Fund. The investment manager is also not obligated with regard to the Fund to recommend, buy or sell securities or to refrain from recommending, buying or selling securities, which the investment manager or authorized persons, as defined in the applicable U.S. securities laws, can buy or sell for themselves or other funds. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds managed by it. Since the investment manager is a subsidiary of a financial holding company (FHC) pursuant to the Gramm/Leach/Bliley Act of 1999, the federal regulations applicable to FHCs may restrict the ability of the Fund to purchase or hold a position in a security when it would be otherwise advantageous for the Fund to purchase or hold this security.

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The Fund, the investment manager and the Distributor have accepted a code of conduct as required by U.S. securities laws. According to this code of conduct, employees who are classified as authorized persons may engage in personal securities transactions, including transactions of securities that come into consideration for the Fund or are currently held by the Fund, provided that certain general restrictions and procedures are complied with. Personal securities transactions of authorized persons of the Fund, its investment manager or Distributor are encompassed by the code of conduct. The code of conduct has been submitted to the SEC and is available there.

Templeton analysts use a disciplined long-term approach for value-oriented global and international capital investments. Securities are selected for the Fund’s assets based on a thorough analysis of the individual companies. For various investments and clients, numerous and different selection methods are used, and many of these are adapted and improved through the continuous development of more refined selection methods by the investment manager.

Numerous lawsuits were filed against Franklin Resources, Inc. and specific advisory subsidiaries, among other defendants, in 2003 and 2004, in which a breach of federal and state securities laws was alleged. The lawsuits seek, among other things, injunction relief, financial compensation, reimbursement, dismissal of Trustees, Board Members, investment managers, administrators and distributors, annulment of management contracts and 12b-1 plans and/or legal fees and costs. In particular, the lawsuits claim breaches of duty with regard to alleged agreements on the permission of market timing and/or late trading activities or breaches of duty with regard to the valuation of portfolio securities held in certain Templeton funds managed by subsidiaries of Franklin Resources, Inc., which allegedly resulted in market timing activities. The lawsuits are structured as class actions or as related lawsuits either against a named fund or of Franklin Resources, Inc. and were consolidated with hundreds of similar cases against other investment companies for pre-procedural purposes. All lawsuits against the funds of Franklin Templeton Investments as well as against Independent Directors of the funds named as defendants in these lawsuits have since been suspended.

Franklin Resources, Inc., announced these private actions in the official notices and on their public Web site. All essential updates regarding these events are made public with the submission of form 10-Q or form 10-K with the SEC.

Investment Management Agreement

The investment management agreement stipulates that the investment manager is only liable to the Fund or the shareholders for losses due to culpable action with intent; bad faith or gross negligence by the investment manager; or of gross dereliction of its duties under the investment management agreement. The investment management agreement will end automatically if it is transferred. Either the Fund or the investment manager can terminate the investment management agreement at any time without incurring a contractual penalty by giving 60 days’ notice if the majority of the then members of the Fund’s Board of Directors or the majority of Fund shares then in circulation (as defined by the Investment Companies Act of 1940) have given their consent.

Consulting Fee

The Fund pays the investment manager an annual compensation according to the following rates:

•        0.630% up to and including USD 1 billion

•        0.615% over USD 1 billion up to and including USD 5 billion

•        0.600% over USD 5 billion up to and including USD 10 billion

•        0.580% over USD 10 billion up to and including USD 15 billion

•        0.560% over USD 15 billion up to and including USD 20 billion

•        0.540% over USD 20 billion up to and including USD 25 billion

•        0.530% over USD 25 billion up to and including USD 30 billion

•        0.520% over USD 30 billion up to and including USD 35 billion

•        0.510% over USD 35 billion up to and including USD 40 billion

•        0.500% over USD 40 billion up to and including USD 45 billion

•        0.490% over USD 45 billion

The fee is calculated monthly based on the average daily net asset value during the preceding month in accordance with the asset management agreement. Each share class contributes its share to the fee.

For the past three fiscal years ending August 31, the Fund paid the following compensation:

2011:                     USD 104,842,313

2010:                     USD 109,953,436

2009:                     USD 100,406,638

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Portfolio Manager

Norman Boersma has been Chief Portfolio Manager for the Fund since March 2011. He is primarily responsible for the Fund’s investments. He has final authority over all aspects of the Fund’s investment portfolio, including the purchase and sale of individual securities, the assessment of portfolio risk and the management of the daily cash balances consistent with the anticipated management requirements. The degree to which he carries out these responsibilities and the nature of these activities can change from time to time. Mr. Boersma has been an employee of Franklin Templeton Investments since 1991.

Lisa Myers has been Fund portfolio manager since 2003. She performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. She has been with Franklin Templeton Investments since 1996.

Tucker Scott has been a Fund portfolio manager since 2007. He performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. He has been with Franklin Templeton Investments since 1996.

Matthew R. Nagle has been a Fund portfolio manager since August 2010. He performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. He has been with Franklin Templeton Investments since 2003.

James Harper has been a Fund portfolio manager since August 2010. He performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. He has been with Franklin Templeton Investments since 2007. Before Mr. Harper joined Franklin Templeton Investments, he was a partner at Redburn Partners LLP, a brokerage house active on the seller's side. Prior to that, he was Research Analyst with Citigroup and Credit Suisse First Boston.

The portfolio managers can also provide services to a variety of other investment products, including other funds, institutional and private accounts. The advisory fees for such products may be different than those charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of its beneficial owners. The separation of the trading execution function from the portfolio management function and the application of objectively-based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons and fees, since the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes as well as industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities between the Fund and other accounts.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Fund and the investment manager have adopted a code of ethics that they believe contains the provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary – Each portfolio manager is paid a base salary.

Annual Bonus – Annual Bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and investment fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and investment funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance that aligns the financial incentives of the portfolio manager and Fund shareholders. The investment manager's Chief Investment Officer and/or other officers of the investment manager with responsibility for the Fund have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•        Investment performance: Primary consideration is given to the historic investment performance over the preceding 1, 3 and 5 years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•        Research: If the portfolio management team also has research responsibility, each portfolio manager is evaluated based on the number and the development of the recommendations over time, the productivity and the quality of the recommendations and the assessment of peers.

•        Non-investment performance: Senior portfolio managers are evaluated qualitatively based on leadership and support of staff.

•        Responsibilities: The characteristics and complexity of funds managed by the portfolio manager are factored into the investment manager appraisal.

Additional, long-term, share-based compensation – Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares of one or more investment funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives for the purpose of retaining key talent.

Portfolio managers may also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund Shares

The investment manager’s policy is to encourage the portfolio managers to invest in one of the funds they manage. Exceptions include, for example, when a fund is closed to new investors or when a review of tax or legal considerations leads to the conclusion that such investments are not suitable for the portfolio manager. Norman Boersma and Lisa Myers do not hold shares; Tucker Scott in the amount of 100,001 to 500,000 U.S. dollars; Matthew R. Nagle in the amount of 10,001 to 50,000 U.S. dollars; James Harper does not hold shares.

Description of the Shares/Share Certificates

Shares of each class represent a proportionate interest in the Fund’s assets; on matters that affect the Fund as a whole, each class has the same voting and other rights and privileges as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class or expressly requiring separate voting under federal and state law.

The Fund has non-cumulative voting rights. This means that the holders of more than 50% of the shares entitled to vote are able to elect all the members of the Board of Directors. In the event that this occurs, the holders of the remaining voting shares with voting rights will not be able to elect any member of the Board of Directors.

The Fund generally does not issue certificates for shares purchased. Share certificates representing whole shares (but no fractions) are only issued at the specific request of the shareholder which must be sent in writing to the transfer agent. The issue of a certificate for all or some of the shares acquired with a single order is free of charge. Please note, however, that any lost or destroyed certificates can only be replaced if the shareholder obtains insurance, the premium for which is usually 2% or more of the value of the certificates being replaced.

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Shareholder Meetings

The Fund is not obligated to hold annual shareholder meetings and therefore does not intend to do so. However, the Fund can convene special shareholder meetings for matters requiring shareholder approval.

Dividends

The Fund intends to determine dividends at least once a year and pay them from its net income from investment transactions. Achieved capital gains, if applicable, will be paid at least once a year. The Fund may distribute income dividends and capital gains more often if the Board of Directors deems at its own discretion such distributions necessary or appropriate. The amount of a dividend will vary, and there is no guarantee that the Fund will distribute either income dividends or capital gains. The distribution of income dividends and capital gains will automatically be reinvested in additional shares at net asset value, unless the investor opts for payment. Dividends, which are set in December for shareholders registered at this point in time and will be paid in January, will be taxed as if they had been paid in December.

Distributions of the Net Income from Investment Transactions

In general, the Fund generates income in the form of dividends and interest from its investments. This income, minus the Fund’s operating expenses, represents its net income from investments, from which income dividends may be distributed.

The Fund may also experience gains or losses in prices in connection with sales or other forms of disposition connected with its investment securities.

At the time Fund shares are purchased, the net asset value of the Fund may reflect non-distributed dividends, non-distributed gains or non-realized value increases in securities held by the Fund. For investors subject to taxation, the subsequent payout of these amounts is taxed, even though they constitute a repayment of capital. The purchase of shares in the Fund shortly before it announces the payment of dividend or gains is also called “buying a dividend.” If you buy, for instance, 500 shares in a fund on December 10 at a net asset value of the Fund of 10 U.S. dollars per share, and the Fund then makes a distribution in the amount of 1 U.S. dollar per share on December 15, the Fund will subsequently have a net asset value of 9 U.S. dollars per share (disregarding any changes in the Fund's market value). In general, all or a portion of such dividends or distributions are taxable, even though they are in effect a repayment of principal.

When receiving Fund dividends, you have the following options:

1.      Purchase of additional shares in Templeton Growth Fund, Inc. You can acquire additional Fund shares (without issue surcharges or deferred issue surcharges) by reinvesting the distributed gains in prices and dividend distributions.

2.      Payment to a bank account. Payments to a bank account are done by bank transfer.

3.      Distributions in USD check or in cash. Capital gains and dividend payments may be received in the form of U.S. dollar check or in cash at one of the paying agents, except J.P.Morgan AG.

To select one of these options, please notify us with your application or inform your investment broker as to which option you have chosen. If no instruction is received from you, we will automatically reinvest any dividends and capital gains distributions in Fund shares.

Checks in U.S. dollars will be sent via airmail to the address on file. If dividend checks are not received by the addressee and are returned to the Fund, the relevant amounts will be reinvested in whole shares and fractions credited to the shareholder’s account at the net asset value calculated following the transfer agent’s receipt of the returned check. Subsequent distributions will automatically be reinvested at the net asset value on the day on which the dividend is distributed, also in whole shares or fractions.

Custodian Bank

JPMORGAN CHASE BANK

270 Park Avenue

New York, NY 10017-2070,

U.S.A.

acts as the custodian bank for the assets of the Fund that are held in custody at the headquarters of the custodian bank and at its branch offices and agencies throughout the world.

JP Morgan Chase Bank is a National Banking Association with equity of USD 183.573 billion on Dec. 31, 2011.

In a custodian agreement dated December 31, 1986, amended on June 5, 1996, March 2, 1998, May 21, 1998, July 23, 1998, and most recently on May 1, 2001, the Fund commissioned JP Morgan Chase to safeguard its securities and other assets as custodian bank. Either party may terminate this custodian agreement by giving 60 days' notice in writing.

The custodian bank has entered into agreements with non-U.S. sub-custodian banks that the Board of Directors has approved pursuant to Rule 17f-5 of the 1940 Act.

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The services of the custodian bank under the custodian bank agreement include the management of securities. In general, the custodian bank, its branch offices and sub-custodian banks within the United States – and frequently also outside the U.S. – do not maintain custody of certificates of securities deposited with them. Rather, they maintain book-entry records at U.S. and non-U.S. depositories that, for their part, maintain book-entry records at the transfer agents of the issuers of the securities.

Additional services of the custodian bank include collecting income on these securities, maintaining bank accounts, managing the liquid assets for the purchase and sale of securities as well as the accounting of currency transactions. The custodian bank does not make any investment decisions.

As remuneration for the safekeeping of the Fund’s assets, the custodian receives an annual fee, the amount of which varies depending on the respective country and the net asset value of the assets maintained.

The annual fee for maintaining North American (including Mexican) securities is between 0.0012% and 0.055% for amounts up to USD 4 billion; for South and Central American securities between 0.0875% and 0.35% for amounts up to USD 750 million; for European securities between 0.0055% and 0.4325% for amounts up to USD 750 billion; for Australian and Asian securities between 0.0105% and 0.420% for amounts up to USD 750 million; and for African securities and securities from the Middle East from 0.0325% to 0.35% for amounts up to USD 750 million.

The percentage of the annual maintenance fee reduces by 10% to 58% on a sliding scale according to the net asset value of the assets maintained and the respective country.

The annual maintenance fee for securities held in the U.S. is between 0.0012% for assets up to USD 40 billion and 0.0005% for assets above USD 60 billion.

The annual maintenance fee for securities held in Russia is 0.15% for a volume of up to USD 750 million.

In addition, the custodian is reimbursed for its expenses. These fees are subject to periodic reassessment by the contracting parties.

Management Company

Franklin Templeton Services, LLC.

500 East Broward Boulevard

Ft. Lauderdale, FL 33394-3091, U.S.A.

is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., reporting equity of USD 856,252,019 as of September 30, 2011.

It provides certain administrative services and facilities for the Fund that include preparing and maintaining books and records, preparing tax and financial reports as well as monitoring compliance with regulatory requirements. The management company receives for its services an annual fee of 0.15% of the average daily net assets of the Fund up to USD 200 million, 0.135% of the average daily net assets of the Fund between USD 200 million and USD 700 million, 0.10% of the average daily net assets of the Fund between USD 700 million and USD 1.2 billion and 0.075% of the average daily net assets of the Fund above USD 1.2 billion.

For the past three fiscal years ending August 31, the Fund paid the following compensation:

2011:                     USD 13,826,506

2010:                     USD 13,843,3231

2009:                     USD 12,796,9021

1 In the fiscal years as of August 31, 2009, and 2010, the fees before deduction of a waiver amounted to USD 14,108,942 and USD 13,252,246, respectively. On the basis of an agreement with the Management Company on the restriction of fees, the Fund only pays the above-mentioned fees.

Officers and Directors

The Fund’s business is monitored and supervised by the Board of Directors. Each Director will serve until he/she resigns from the office and/or a successor is elected and appointed. The Board elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among share classes. While none are expected, the Board will act immediately and appropriately to resolve any material conflict that may arise.

The names, years of birth and addresses of the Fund’s Board Members and principal officers, their principal occupations during the past five years, as well as other details, are shown below:

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Independent Board Members:

HARRIS J. ASHTON (1932)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 1992

Other board activities at least during the past 5 years: Director of Bar-S Foods (a meat-packing company) from 1981 to 2010

Principal occupation during the past five years: Director of various companies: formerly Director of RBC Holdings (USA) Inc. (a bank holding company) until 2002; and Chairman of the Board, President and Chief Executive Officer of General Host Corporation (daycare and trades training centers) (until 1998).

ANN TORRE BATES (1958)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2008

Other board activities at least during the past 5 years: Director of SLM Corporation (“Sallie Mae”), Ares Capital Corporation (special financing company) and Allied Capital Corporation (a financial service provider) (2003–2010).

Principal occupation during the past five years: Independent financial advisor, previously Executive Vice President and Chief Financial Officer of NHP Incorporated (apartment building management, 1995–1997); Vice President and Vice President, Finance, of US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2000

Other board activities at least during the past 5 years: Director of Fortis, Inc. (an electricity holding company); Victory Nickel Inc. (mining corporation for natural resources) and ABACO Markets Limited (retail distributor).

Principal occupation during the past five years: Director and Vice Chairman, Caribbean Utilities Co., Ltd.; Director of various other business and non-profit organizations; and formerly Chairman of Atlantic Equipment & Power, Ltd. (1977–2003).

EDITH E. HOLIDAY (1952)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2000 and senior Independent Director since 2007

Other board activities at least during the past 5 years: Director of Hess Corporation, formerly Amerada Hess Corporation (exploration and refining of oil and gas); H.J. Heinz Company (processed foods); RTI International Metals, Inc. (production and sale of titanium), Canadian National Railway and White Mountains Insurance Group Ltd. (holding company).

Principal occupation during the past five years: Director or trustee of various companies and trusts; and formerly Assistant to the President of the United States and Cabinet Secretary (1990 to1993); General Counsel to the United States Treasury Department (1988 to1990); and Counsel to the Secretary and Assistant Secretary for Public Affairs and Public Liaison of the United States Treasury Department (1988 to1989).

J. MICHAEL LUTTIG (1954)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2009

Other board activities at least during the past 5 years: Director of Boeing Capital Corporation (aircraft financing).

Principal occupation during the past five years: Executive Vice President, General Counsel and member of the management board, Boeing Corporation; formerly Judge of the U.S. Court of Appeal for the Fourth District (1991–2006).

DAVID W. NIEMIEC (1949)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since October 2005

Other board activities at least during the past 5 years: Director of Emeritus Corp. (counseling) (1999–2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006–2010).

Principal occupation during the past five years: Advisor, Saratoga Partners (private equity fund); formerly Managing Director, Saratoga Partners (1998 to 2001), Managing Director, SBC Warburg Dillon Read (investment banking) (1997 to 1998) and Vice Chairman, Dillon Read & Co., Inc. (investment bank) (1991 to 1997) and Chief Financial Officer, Dillon, Read & Co. Inc. (1982 to 1997).

FRANK A. OLSON (1932)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2003

Other board activities at least during the past 5 years: Director of Hess Corporation (exploration and refining of oil and gas).

Principal occupation during the past five years: Chairman Emeritus, Hertz Corporation (car rental) (since 2000) (Chairman of the Board, 1980 to 2000) and Chief Executive Officer (1977 to 1999); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airline).

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LARRY D. THOMPSON (1945)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2005

Other board activities at least during the past 5 years: Cbeyond Inc. (telecommunications provider), The Southern Company (energy corporation) and The Washington Post Company (education and media enterprise).

Principal occupation during the past five years: John A. Sibley Professor for Corporate Law and Commercial Law, University of Georgia School of Law (2011), formerly Senior Vice President – government matters, general consultancy and secretary at Pepsi Co, Inc. (consumer products) (2004 to May 2011); Senior Fellow of The Brookings Institution (2003 to 2004), Visiting Professor at University of Georgia School of Law (2004) and Deputy Attorney General, US Department of Justice (2001 to 2003).

CONSTANTINE D. TSERETOPOULOS (1954)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2000

Other board activities at least during the past 5 years: None

Principal occupation during the past five years: Physician, Chief Staff Surgeon and Head of Lyford Cay Hospital (1987 – present), director of various non-profit organizations; formerly, Cardiology Fellow, University of Maryland (1985–1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982 to1985).

Robert E. Wade (1946)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Director since 2006

Other board activities at least during the past 5 years: Director of El Oro and Exploration Co., plc (investments).

Principal occupation during the past five years: Freelance practicing attorney (1973–2009); board member for various enterprises

“Interested” Directors and Officers:

CHARLES B. JOHNSON (1933)*

One Franklin Parkway

San Mateo, CA 94403-1906

Director and Chairman of the Board since 1995 and Vice President since 1992

Principal occupation during the past five years: Chairman, Member of the Office of the Chairman and Director, Franklin Resources, Inc.; officer and/or employee, director or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of 41 investment companies within Franklin Templeton Investments.

Gregory E. JOHNSON (1961)*

One Franklin Parkway

San Mateo, CA 94403-1906

Director since 2007

Principal occupation during the past five years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or employee, director or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies within Franklin Templeton Investments.

Alison E. Baur (1964)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President since April 2012

Principal occupation during the past five years:

Deputy General Counsel, Franklin Templeton Investments; officer of a number of other subsidiaries of Franklin Resources, Inc.; and of 46 of the investment companies within Franklin Templeton Investments.

BREDA M. BECKERLE (1958)

600 Fifth Avenue

New York, NY 10020

Chief Compliance Officer and Vice President since May 2012

Principal occupation during the past five years: Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies within Franklin Templeton Investments.

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NORMAN J. BOERSMA (1957)

Lyford Cay

Nassau, Bahamas

President and Chief Executive Officer, Investment Management since July 2012

Principal occupation during the past five years: Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President/Director of Research, Franklin Templeton Investment Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of 6 of the investment companies within Franklin Templeton Investments.

Laura F. Fergerson (1962)

One Franklin Parkway

San Mateo, CA 94403-1906

Chief Financial Officer and Chief Accounting Officer since 2009

Principal occupation during the past five years: Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies within Franklin Templeton Investments; formerly, Director and member of the Audit and Valuation Committees, Runkel Funds (2003–2004); Assistant Treasurer of most of the investment companies of Franklin Templeton Investments (1997–2003); and Vice President, Franklin Templeton Services, LLC (1997–2003).

ALIYA S. GORDON (1973)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President since 2009

Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies within Franklin Templeton Investments; formerly: employee at Steefel, Levitt & Weiss LLP (2000–2004).

STEVEN J. GRAY (1955)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President since 2009

Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors Inc.; and officer of 46 of the investment companies within Franklin Templeton Investments.

SELENA L. HOLMES (1965)

100 Fountain Parkway

St. Petersburg, FL 33716-1205

Vice President, AML Compliance since May 2012

Principal occupation during the past five years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies within Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President since 1996

Principal occupation during the past five years: Vice Chairman, Member of the Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies within Franklin Templeton Investments.

MARK H. OTANI (1968)

One Franklin Parkway

San Mateo, CA 94403-1906

Head of Financial Department and Chief Accountant since 2009

Principal occupation during the past five years: Director, global accounting of the funds, Franklin Templeton Investments; and officer of 14 of the investment companies of Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Secretary since 2004, Vice President since 2009

Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; officer of 46 of the investment companies of Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President since 2009

Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies of Franklin Templeton Investments.

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CRAIG S. TYLE (1960)

One Franklin Parkway

San Mateo, CA 94403-1906

Vice President since 2005

Principal occupation during the past five years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of other subsidiaries of Franklin Resources, Inc. and officer of 46 of the investment companies within Franklin Templeton Investments; formerly, Partner, Shearman & Sterling, LLP (2004 to 2005); and General Counsel, Investment Company Institute (ICI) (1997 to 2004).

LORI A. WEBER (1964)

300 S.E. 2nd Street

Fort Lauderdale, FL 33301-1923

Vice President since May 2011

Principal occupation during the past five years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies within Franklin Templeton Investments.

* Charles B. Johnson is an “interested person” of the Fund under federal securities laws. The status of Charles B. Johnson as an interested person of the Fund results from his business affiliation with Franklin Resources, Inc. (Resources), the parent company of the investment manager and of the Distributor. Gregory E. Johnson is an “interested person” of the Fund under U.S. federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Charles B. Johnson and Rupert H. Johnson, Jr. are brothers; and the father and uncle, respectively, of Gregory E. Johnson.

The Independent Directors of the Fund are also the sole Independent Directors of 14 investment companies of Franklin Templeton Investments. The Fund currently pays Independent Directors annual compensation of USD 155,000 for these activities and a retainer of USD 7,000 per regular Board Meeting attended, prorated in proportion to the Fund. If they take place, compensation is also paid for participation in extraordinary Board Meetings. The senior Independent Director of the Fund receives additional annual compensation amounting to USD 25,000 for his services to the investment companies prorated in proportion to the Fund. Members of the Board of Directors who attend the meetings of the Audit Committee of the Fund and other funds receive a lump-sum fee of USD 3,000 for each meeting of the Audit Committee, prorated in proportion to the Fund, and USD 2,000 for each telephone conference prorated in proportion to the Fund. David E. Niemiec, acting as chairman of the Audit Committee of the Fund and other funds, receives additional annual compensation amounting to USD 10,000 prorated in proportion to the Fund. Members of the Audit Committee do not receive separate compensation for a Committee meeting, if it takes place on the same day as a regular Board Meeting. Independent Directors may receive fees for their activities and services for other Franklin Templeton Investments funds.

The following summary shows the remunerations paid by the Fund to the Independent Directors in the fiscal year as of August 31, 2011:

Harris J. Ashton                                                USD 23,812

Ann Torre Bates                                               USD 28,029

Frank J. Crothers                                             USD 28,029

Edith E. Holiday                                                USD 26,522

J. Michael Luttig                                               USD 23,870

David W. Niemiec                                            USD 30,681

Frank A. Olson                                                 USD 23,870

Larry D. Thompson                                          USD 23,870

Constantine D. Tseretopoulos                          USD 28,029

Robert E. Wade                                                USD 23,870

The Independent Directors are reimbursed by the Fund for any expenses incurred related to Board Meetings, on a pro-rated basis as applicable.

Board Committees

The Board of Directors maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund’s independent auditors (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the financial reports and internal controls. The Audit Committee is comprised of the following Independent Directors: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following Independent Directors of the Fund: Frank J. Crothers, Edith E. Holiday and Frank A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as Board Members and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as interested Directors by the full Board.

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When the Board of Directors has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board Members, including any recommendations by “Qualifying Fund Shareholders.” To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, an ample number of qualified candidates from its own resources. The Nominating Committee, however, will review recommendations from Qualified Fund Shareholders to fill vacancies on the Board of Directors if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s address at P.O. Box 33030, St. Petersburg, FL 33733-8030, and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Member of the Fund’s Board of Directors, including as an Independent Director. A Qualified Fund Shareholder is a shareholder who (i) has continuously owned of record or beneficially through a financial intermediary shares of the Fund having a net asset value of not less than USD 250,000 during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualified Fund Shareholder making the recommendation; (b) the number of shares of the Fund that are owned of record and beneficially by such Qualified Fund Shareholder and the length of time that such shares have been so owned by the Qualified Fund Shareholder; (c) a description of all arrangements and understandings between such Qualified Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualified Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Board Member of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended August 31, 2011, the Audit Committee met four times and the Nominating Committee met three times.

Board of Directors Role in Risk Oversight

The entire Board of Directors considers risk management issues to be a part of its general responsibility during the year at regular Board Meetings by means of regular reports prepared by the Management in consultation with the Board and its advisor. These reports address specific investments, valuation and compliance matters. On request or upon an initiative by the investment manager, the Board of Directors may also receive specific written reports or presentations on various risk issues. In addition, the Audit Committee of the Board meets regularly with the internal audit group of the investment manager to review the reports of their audits on functions and processes within Franklin Templeton Investments that affect the Fund.

With regard to the investment risk, the Board receives regular written reports, which present and analyze the Fund's investment performance. In addition, the portfolio managers meet regularly with the Board to discuss portfolio performance including investment risk. Insofar as the Fund so changes a specific investment strategy that the change has a substantial impact on the risk profile of the Fund, the Board is generally consulted in terms of such a change. To the extent the Fund invests in certain complex securities including derivatives, the Board receives regular reports containing information as to the Fund's exposure to the risk of such instruments. In addition, staff from the investment manager responsible for investment risk meets with the Board of Directors at regular intervals in order to discuss various issues, including the impact of the Fund's investment on certain securities or instruments such as derivatives.

With respect to valuation, the Fund's administrator provides regular written reports to the Board, enabling the Board to examine the number of fair valued securities in a specific portfolio, the reasons for the fair valuation and the method of determining the fair value. Such reports also contain information on illiquid securities in the Fund's portfolio. Moreover, the Board of Directors reviews information from dispositional analyses concerning the sale of securities which require special evaluation considerations such as illiquid or fair-valued securities. In addition, the Audit Committee, in conjunction with the Fund's auditors, reviews valuation methods and results as part of the examination of the audit result of the Fund's annual report by this Committee.

In terms of compliance risks, the Board receives regular compliance reports from the investment manager's compliance group and meets at regular intervals with the Fund's Chief Compliance Officer (CCO) to discuss compliance issues including compliance risks. In compliance with SEC regulations, the Independent Directors meet on a regular basis with the Board and the CCO; the Fund's CCO prepares and presents an annual compliance report to the Board of Directors. The Fund's Board of Directors establishes compliance policies and procedures for the Fund and approves such procedures for the Fund's service providers. The compliance policies and procedures are especially designed to detect and prevent violations of the U.S. federal securities laws.

The investment manager regularly provides the Board with an enterprise risk presentation that describes the way risks are managed on a complex/comprehensive level. The presentation encompasses areas such as investment risk, reputation risk, personnel risk and business continuity risk.

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Structure of the Board of Directors

75% of the members of the Board of Directors or more are Independent Directors, who, based on their relationship to the Fund's Management or other reasons, are not considered “interested persons” under the U.S. Investment Company Act of 1940. While the Chairman of the Board is an interested person, the Board also has a senior Independent Director as a member. Together with the independent advisor, the senior Independent Director examines the agendas recommended for the Board Meetings and generally serves as an intermediary to management with regard to problems and issues raised by the Independent Directors. The senior Independent Director also presides at separate meetings of the Independent Directors that take place in advance of each scheduled Board meeting, where various issues are discussed including those being addressed in the Board meetings. It is believed that such structure and activities ensure appropriate consideration in Board meetings of issues seen as vital to the Fund and its shareholders.

Qualification of the Directors

Information about officers and Directors of the Fund is presented above. This information contains the business activities of the Directors during the past 5 years and more. In addition to personal qualities such as integrity, effectively executing the office of a Director of the Fund requires the ability to understand, discuss and critically analyze the material and subjects presented when making decisions and reaching informed conclusions that are relevant to his or her tasks and duties as a trustee. It is assumed that the career of each Director demonstrates such capabilities and their qualification to be a member of the Fund's Board of Directors. As mentioned above, Harris J. Ashton and Frank A. Olson both have been active as Chief Executive Officers for government companies listed on the New York Stock Exchange; Larry D. Thompson and Edith E. Holiday both have a legal background, including senior legal positions in departments of the U.S. government; David W. Niemiec and Ann Torre Bates have both been Chief Financial Officers of a major corporation; J. Michael Luttig has 15 years' experience as a judge for the court of appeals; Robert E. Wade has more than 30 years of experience as a practicing attorney; Constantine Dean Tseretopoulos has professional and executive experience as the founder and director of a hospital; Frank J. Crothers has been Chief Executive Officer with various closely held non-U.S. companies; and Charles B. Johnson and Gregory E. Johnson are both high-ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Board of Directors has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation of securities are applied to the Fund and that the required level of liquidity is maintained. The investment manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity requirements of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business It meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports at scheduled meetings to the Board of Directors, documenting its activities for the Board's review and for the determination of pricing. VLOC meeting minutes are regularly submitted to the Board of Directors for their review.

The Fund’s policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the Board of Directors, and any material amendments will also be reviewed and approved by the Board of Directors. The investment manager's compliance staff conducts periodic reviews of compliance with policies and provides at least annually a report to the Board of Directors regarding the operation of the policies and any material changes recommended as a result of such review.

Rules and Procedures for Proxy Voting

The Fund’s Board of Directors has delegated the authority to vote on proxies related to the portfolio securities held by the Fund to the Fund's investment manager in accordance with the Proxy Voting Policies and Procedures (the “Policies”) adopted by the Fund’s management company, Franklin Templeton Global Advisors Limited.

The investment manager has delegated its administrative duties with respect to the voting on proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted on based upon the investment manager’s instructions and/or policies. The management company votes on proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment management company subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, gives voting recommendations, and provides record keeping and vote disclosure services. In addition, the investment manager receives analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies from Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm. Although the analyses from ISS and/or Glass Lewis are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider these recommendations or those of any other third party to be determinative of the management company's ultimate decision. As a matter of policy, the officers, directors and employees of the Fund, the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts of interest in the interest of the investment manager's clients. Major conflicts of interest are resolved by the Proxy Group by analyzing the clients, distributors, brokers and dealers, vendor lists, information periodically compiled from directors and officers, as well as information from other sources, including public information. In situations where a material conflict of interest is identified, the Proxy Group can refer to the voting recommendation of ISS, Glass Lewis or other independent service providers of proxy services; or submit the voting issue,

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together with the voting recommendation of the investment manager, directly to the Fund's Board of Directors or one of its committees for approval. If the conflict is not resolved, the Proxy Group can forward the issue, together with recommended action for the investment manager, if any, to a cross-departmental Proxy Review Committee (that may consist of portfolio managers and/or research analysts) for evaluation and dissemination of voting instructions. The Proxy Review Committee can refer to the voting recommendation of ISS, Glass Lewis or another service provider of proxy services; or submit the proxy directly to the Fund's Board of Directors or one of its committees for approval.

If a material conflict of interest has been determined but the items on which the voting recommendation of the investment manager diverge from Glass Lewis, ISS or other independent proxy services provider concern (1) recommendations of shareholders pertaining to social or environmental problems, (2) “Other Business Areas,” without description of the areas that might be referred to, or (3) items in which the investment manager wishes to vote against the recommendations of the issuer's management, the Proxy Group may defer to the voting recommendations of the investment manager instead of submitting the proxy directly to the Fund's Board of Directors or one of its committees for approval.

In order to avoid certain conflicts of interest, the investment manager will apply “echo voting,” if possible, under the following circumstances: (1) if the Fund invests in a base fund relying upon Section 12 (d) (1) (E), (F) or (G) of the 1940 Act, the regulations under it or under one of the exemption regulations of the SEC; (2) if the Fund invests non-invested cash in associated money market funds according to the regulations of the 1940 Act or one of the exemption regulations under it (“cash-sweep agreement”); or (3) if it is required according to the determinative fund documents or applicable law. Echo voting means that the investment manager votes the shares in the same ratio as all other holders of Fund shares.

The recommendation of management on any matter is a factor which the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider the recommendations of management as determinative for its ultimate decision. As a matter of practice, the votes on most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support positions of the company's management that it views as adverse to the investment in that company's shares.

Investment Manager’s Proxy Voting Policies and Principles

The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise, and the investment manager cannot anticipate all possible future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of Directors

The investment manager supports an independent Board of Directors and prefers that key committees such as the Audit, Nominating, and Compensation Committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a Board and will generally support proposals to increase the independence of the Board of Directors. The investment manager may consider withholding its vote with respect to Directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions as well as performance. Principally, the investment manager will support non-binding suggestions by investors, so as to facilitate, on a standard basis, majority decisions in terms of the election of Directors. Should such suggestions be binding, however, the investment manager will examine the effects an implementation of these suggestions would have on a case-by-case basis.

Ratification of auditors of portfolio companies

The investment manager will closely scrutinize the independence,  the role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors; and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, of accounting irregularities or negligence.

Management and director compensation

A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The investment manager believes that compensation for executives should be directly related to company results. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including ISS's quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of such plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive; and will almost always oppose plans that are structured to allow the repricing of underwater options or plans that have an automatic share replenishment (“evergreen”) feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

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Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, since this ensures that their interests are aligned with those of the shareholders.

The investment manager will examine non-binding remuneration suggestions on a case-by-case basis and principally vote for such suggestions, unless the remuneration contradicts the performance and/or the interests of the investors; or unless the company has not presented comprehensive and clear information about its remuneration policy; or if there are concerns about the company's remuneration policy.

Anti-takeover mechanisms and related issues

The investment manager generally opposes anti-takeover measures, since they tend to reduce shareholder rights. Nonetheless, as in all matters pertaining to the exercise of voting rights, the investment manager will conduct an independent examination of any proposal for the prevention of a takeover. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment manager generally supports proposals that require schemes affecting shareholder rights (“poison pills”) to be subject to a shareholder vote, and will closely evaluate such schemes on a case-by-case basis to determine whether or not they warrant support. The investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure

The investment manager is aware that a company's financing decisions have a considerable impact on its shareholders, especially when the decisions pertain to the issuance of additional common and preferred shares or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock as well as if the terms of the preferred stock issuance are deemed reasonable. The investment manager will assess suggestions in terms of the granting of subscription rights on a case-by-case basis.

Mergers and corporate restructuring

Mergers and acquisitions will be subject to careful review by the research analyst to determine whether these will be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, social and corporate governance matters

The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. As a matter of principle, the investment manager supports the rights of shareholders to convene extraordinary shareholder meetings and proceed by way of written consent. The investment manager shall assess such suggestions, however, on a case-by-case basis so as to ensure that such suggestions will not disturb the course of business and that the company's resources are not wasted for the benefit of a small minority of shareholders.

Global corporate governance

Many of the tenets discussed above are applied to proxy voting decisions by the investment manager for international investments. However, the investment manager must be flexible on global markets. The principles of corporate governance may vary from country to country in view of the legal framework conditions and the permissible market practices. It may therefore be difficult in some cases to stipulate uniform requirements for all issuers in the area of corporate governance. As experienced asset managers, the analysts of the investment manager are able to understand the complexity of the region in which they have specialized. Furthermore, they are trained to analyze the problems entailed in the voting in a manner appropriate for these regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and non-U.S. securities. However, there may be situations in which the investment manager cannot process a proxy or decides not to participate in the vote, for example if (i) a ballot was not sent by the custodian bank; (ii) if a shareholders’ meeting notice was received too late; (iii) if voting incurs fees and it is determined that these fees are in no relation to the benefit of the voting; (iv) if there are legal hurdles in terms of the voting, including restrictions in certain markets that make it impossible to sell a security if the investment manager participates in a vote, or the investment manager is not allowed to participate in a vote on account of applicable legal provisions or other regulatory or market-specific conditions, including, but not limited to the case of valid mandates; (v) the investment manager held shares as of the record date but sold them prior to the general meeting; (vi) the custodian bank does not offer voting services in a market; (vii) the investment manager, for reasons not itemized here, is of the opinion that participating in a vote is not in the best interest of the Fund or its shareholders; (viii) a security is subject to securities lending or similar program, whereby legal ownership to the security has been transferred to a different person. The investment manager or associated companies—on behalf of one or several of its own registered investment companies which are managed by the investment manager or associated companies—can determine whether they should endeavor to receive back securities that have been loaned if the investment manager or associated companies (a) learn about a vote on an essential fact concerning the security that has been loaned; and (b) realize that it is in the best interest of the respective investment company to receive back the security for voting purposes.

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Calculation of Net Asset Value

The value of an open investment fund is determined by subtracting the fund's liabilities from the total assets in the fund portfolio. The net asset value per share is determined by dividing the net asset value of each share class by the number of the shares outstanding of the respective share class.

As a rule, the net asset value of each class of shares in the Fund will be calculated at the regular close of trading (normally at 1:00 p.m., U.S. Pacific Time) of each trading day of the NYSE; or earlier on days the NYSE closes earlier, since trading has been stopped for that day. The Fund does not calculate the net asset value on days the NYSE is closed.

In determining the total net assets of the Fund, cash and receivables are included at their realizable value. Interest is recorded as accrued interest, and dividends are recorded on the ex dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. Portfolio securities that are listed on a securities exchange and whose prices can be readily obtained are valued at the last quoted selling price or official closing price of the day or, if no sales were reported, within last quoted bid and ask prices. Portfolio securities traded over the counter are valued within their last quoted bid and ask prices. Portfolio securities that are traded both over the counter and on exchanges are valued using the broadest and most representative market.

Purchase and sales orders are processed at the next net asset value calculated after the order is received by the Fund or an authorized financial intermediary in proper form.

The trading of corporate bonds, U.S. government securities and money market securities ends each day at different times, generally prior to the established close of the NYSE. The value of these securities, which are used in the calculation of the net asset value of each class, is determined at these times. Occasionally, events which affect the value of these securities occur between the time their value is determined and the close of the NYSE, that are not taken into account when calculating the net asset value of each class. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the most recent indications of market values for those securities. The Fund has procedures, approved by the Board of Directors, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain non-U.S. markets, and thinly traded or illiquid securities). Some valuation methods of these securities include: fundamental analysis (earnings multiple, etc.), matrix pricing, adjusting the market prices of similar securities, or adjustments applied due to the nature and duration of restrictions on the disposition of the securities. The Board of Directors oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its net asset value (NAV) per share.

Security Valuation – Corporate Bonds

Corporate bonds generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, who evaluate information with respect to bond and note transactions, and it may rely on independent pricing services to assist in determining a current price for a security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation – Non-U.S. Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a non-U.S. security as of the close of trading on the non-U.S. stock exchange on which the security is primarily traded or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the non-U.S. security is determined. If no sale is reported at that time, the non-U.S. security will be valued within the range of the most recent quoted bid and ask prices. Occasional events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Directors.

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Valuation – Non-U.S. securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on non-U.S. securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a non-U.S. security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a non-U.S. portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the non-U.S. market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, who are often referred to as “arbitrage market timers,” may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To minimize the potential for time zone arbitrage and in accordance with procedures established and approved by the Board of Directors, the investment manager monitors price movements following the close of trading in non-U.S. stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange-traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of non-U.S. securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the non-U.S. securities may be valued using fair value procedures established and approved by the Board of Directors.

In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. Occasionally, however, the application of the procedure for fair value pricing worsens the diluting effect of shareholder trading of instead of mitigating it.

In addition, trading in non-U.S. portfolio securities generally or in securities markets in a particular country or countries may not take place on every NYSE business day. Furthermore, trading takes place in various non-U.S. markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the non-U.S. portfolio securities used in the calculation. If events affecting the last determined values of these non-U.S. securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the Board of Directors.

Suspending the Calculation of Net Asset Value

The Board may establish procedures allowing the Fund to suspend calculation of the NAV for all or part of such times during which (1) the NYSE is closed for trading, except for normal weekends and holidays, (2) trading at the NYSE is curtailed, (3) a state of emergency exists that makes the sale of Fund shares practically impossible or makes it practically impossible for the Fund to determine its NAV properly, or (4) during other periods that the Securities and Exchange Commission may determine in order to protect the Fund’s shareholders. As long as the calculation of the NAV is suspended, the Fund will not issue, redeem or exchange any of its shares.

Portfolio Transactions

The investment manager selects brokers and dealers to execute the transactions of the Fund's portfolio in compliance with the criteria provided in the investment management contract and instructions issued by the Board of Directors.

When a portfolio transaction is placed, the trading department of the investment manager will try to obtain the “best execution” – i.e. the best combination of high service quality for executing the transaction, taking into account the services and products offered by the broker or dealer and comparatively low commission fees intended to maximize the value for the Fund and its other clients. For most security transactions, the commission amount is negotiated between the investment manager and the broker who executes the transaction. The determination and assessment of the appropriateness of the commission paid is largely based on the informed judgment of persons from the trading department of the investment manager who are responsible for placing and reviewing transactions. These assessments are based on the experience these persons have gained in the securities industries and available information about the amount of commissions paid by other institutional investors. The investment manager may also place buy and sell orders with regard to securities as proprietary business instead of third-party business if the investment manager believes that the trading as proprietary business constitutes best execution. The purchases of securities in the portfolio of distributors contain a commission or fee to be paid to the distributor and purchases from dealers contain a margin between the purchase and sales price.

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The investment manager can arrange for the Fund to pay higher commissions to certain brokers than those required by other brokers, if the investment manager determines to the best of its knowledge that the amount is appropriate relative to the value of the broker and research services received. This can be considered either in relation to the individual transaction or to the general responsibility of the investment manager for the client accounts over which it has a margin of discretion. The commissions used for obtaining services other than broker services are known as “soft dollars.” Research provided can either be proprietary (conducted and provided by the investment broker, including concrete research products and access to analysts and traders) or external (prepared by a third party, but provided by the investment broker). To the extent permitted by applicable law, the investment manager is permitted to use soft dollars to obtain both in-house and external research.

The research services provided to the investment manager by the broker include, among other things, provision of information on specific companies, markets, countries or local, regional, national or transnational economies; statistical data; prices and other information on prices for securities; and other information constituting legal and appropriate support of the investment manager when exercising its investment advisory responsibility. These services may not always directly benefit the Fund. However, they must have value for the investment manager in meeting its overall responsibilities to its clients.

It is not possible to quantify an accurate dollar value that a special execution or the research services obtained by the investment manager from brokers who carry out transactions of portfolio securities have. The allocation of transactions to obtain additional research service enables the investment manager to supplement its own research and analysis to obtain opinions and information from individuals and research departments of many securities firms. Obtaining such products and services does not reduce the research activities the investment manager provides to the Fund as part of its investment advising.

As long as it is legally permissible and appropriate, the investment manager and its affiliates may use these research results and data for other clients in their role as investment advisors.

Since the Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”), it may sometimes receive certain fees when the Fund sells securities from the portfolio under a tender offer. In order to recover commission fees for the Fund, every portfolio security offered by the Fund is offered via the Distributor to the extent that this is legally possible. In turn, the next management fee to be paid to the investment manager will be reduced by the amount of fees received by the Distributor in cash, minus the costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients managed by the investment manager are considered at the same time or approximately at the same time, the transactions of these securities are pooled among the various investment management companies and clients in a manner that is judged to be equitable to all by the investment manager, taking into account the size of the accounts and the number of the securities to be purchased or sold. In some cases, this procedure may have an unfavorable effect on the price or the quantity of the security as it relates to the Fund. In other cases, it is possible that the ability to participate in volume transactions may result in improved execution costs and reduced commissions for the Fund.

For the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

                                                            Brokerage Commissions (USD)

20111                                                                13,791,729

2010                                                                    7,202,357

2009                                                                  11,455,498

1 The brokerage commissions of the Fund were higher in the 2011 fiscal year in comparison to the two previous fiscal years; this is due to the rise in sales of securities, whose value had risen since the time of purchase and the increase in purchase of securities which the investment manager believed were undervalued and offered attractive possibilities for the Fund.

For the fiscal year ended August 31, 2011, the Fund paid commissions of USD 6,612,087 on a portfolio transaction volume of USD 8,678,346,346 to brokers who also provided research services.

The Fund owned securities issued by JP Morgan Securities, Inc., Citigroup Global Markets, Inc., Credit Suisse Holding (U.S.A.), Inc., Morgan Stanley & Co., Inc., Nomura Securities, Ltd, UBS Securities, LLC, Bank of Montreal, Scotia Capital Markets in the total amounts of USD 80,631,930, USD 128,051,442, USD 140,061,634, USD 121,633,750, USD 80,751,615, USD 109,248,114, USD 54,500,000 and USD 100,000,000, respectively, as of August 31, 2011. Apart from the securities mentioned, the Fund owned no securities issued by its regular investment brokers as of the end of the fiscal year.

Since the Fund might occasionally invest in investment brokerages, it is possible that the Fund owns more than 5% of the voting securities of one or more investment brokers through which the Fund places its portfolio transactions. Under these circumstances, the investment broker would be considered an affiliated company of the Fund. To the extent that the Fund places transactions through such investment brokers at a time that the investment broker is considered an affiliated company of the Fund, the Fund is obligated to comply with certain rules regarding the payment of commissions to affiliated investment brokers. These rules require the Fund to comply with the procedures established by the Board of Directors in order to ensure that commissions paid to such investment brokers are no higher than the usual and customary commission that would be paid for similar transactions.

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Representative

Representative in the Federal Republic of Germany

Dr. Carl Graf Hardenberg

Attorney at Law

Claudiusstr. 11

10557 Berlin

acts as the Fund’s representative in the Federal Republic of Germany, in accordance with Section 138 of the German Investment Act (InvG).

The representative represents the Fund both in and out of court. He is authorized to receive documents intended for the management company and the Distributor.

Brief information on tax regulations

The following information on taxation of income from investment shares refers to shareholders who are subject to full taxation and is based on the currently known legal situation (Status: July 2012). The tax assessment can change through legislation, jurisdiction or directives issued by the fiscal authority. The taxation of individual shareholders may depend on various individual factors, which are not taken into consideration in this summary. Hence we recommend to the shareholders to contact a tax consultant in terms of their personal tax situation. We recommend to foreign investors in particular to contact a tax consultant prior to purchasing shares so as to clarify tax consequences arising from the share acquisition individually.

Taxation in the United States of America

U.S. Income Tax:

The Fund in principle intends to make at least one annual distribution of its net investment income. The net investment income is composed of dividends, interest and other orderly income, minus costs the Fund incurs due to its activities. The Fund further may make at least one annual distribution of realized capital gains. By doing so and by complying with certain other provisions of the Internal Revenue Service Code, the Fund intends to be classified as a regulated investment company. In the past fiscal year, the Fund was classified as a regulated investment company and it intends to be classified as such again in the current fiscal year. The Board of Directors reserves the right not to maintain the status of the Fund as a regulated investment company if it determines that this would be advantageous for the investors. In this case, the taxable income and gains of the Fund would be subject to U.S. federal taxes and possible U.S. state taxes as well as corporate taxes. In this case, distributions made to investors would be taxed as dividend income to the extent that they constitute income and gains from the Fund. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to shareholders. Distributions made to U.S. taxpayers are subject to U.S. federal income tax.

U.S. Withholding Tax

The U.S. generally imposes a withholding tax of 30% on distributions of the Fund to non-U.S. investors. Ordinary income is all distributed income with the exception of distributed long-term capital gains, whose holding period is over one year.

An exemption from U.S. withholding tax applies to the distribution of so-called long-term capital gains from the disposal of securities whose holding period is over one year, of most interest income from U.S. sources and short-term capital gains of the Fund from U.S. securities whose holding period does not exceed one year. This exemption applies to distributed income in the Fund's fiscal years that began prior to January 1, 2012.

The withholding tax rate of 30% may be reduced under the double taxation treaty with the U.S. and the country of residence of the non-U.S. investor: Under Article 10 of the Convention Between the Federal Republic of Germany and the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital and to Certain Other Taxes, the United States of America levies a reduced withholding tax of 15% on distributions of ordinary Fund income to shareholders resident in the Federal Republic of Germany.

Non-U.S. investors must meet certain requirements with regard to U.S. tax returns in order to gain the benefit of a reduced withholding tax rate pursuant to the double taxation convention between their country of residence and the U.S. and to avoid the tax liability with respect to U.S. backup withholding tax. To claim these benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to establish the foreign status of the beneficial owner of investment account. Form W-8BEN is included with the application form and must be renewed every 3 years unless the Fund has been provided with the U.S. taxpayer identification number of the investor.

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U.S. Backup Withholding Tax

Distributions of income including capital gains distributions and the gross proceeds from redemptions of Fund shares paid to U.S. persons and other recipients subject to U.S. taxes are subject to a U.S. federal backup withholding tax of 28% if the U.S. tax identification number and certain required certifications in Form W-9 (Request for Taxpayer Identification Number and Certificate) or alternatively Form W-8BEN have not been sent to the Fund to request foreign status and exemption from the backup withholding tax. The Fund must also withhold taxes if requested to do so by the U.S. tax authorities.

U.S. Inheritance Tax

Pursuant to Article 9 of the treaty between the Federal Republic of Germany and the United States of America to avoid double taxation in the area of taxes on estates, inheritances and gifts, shares of the Fund are not subject to U.S. taxation if they are part of the inheritance of or a gift to a person whose tax domicile is in the Federal Republic of Germany.

The Fund may be required to demand that heirs provide a transfer certificate issued by the U.S. Internal Revenue Service or comparable documents that exempt the Fund from liability for any U.S. inheritance taxes that might accrue. An Internal Revenue Service transfer certificate is always required if the gross assets held in the U.S. of a deceased shareholder exceed USD 60,000. For gross assets held in the U.S. valued at USD 60,000 or less, the Fund can demand an affidavit to that effect.

Taxation in Germany

The Investment Company intends to comply with the requirements of Section 5 of the InvStG (German Investment Tax Act) to enable taxation of the income pursuant to Sections 2, 4 of the InvStG for the shareholders and avoid a lump-sum taxation pursuant to Section 6 of the InvStG (so-called intransparent taxation). The Company intends to publish the required taxation bases within the statutory prescribed period of time and engage a professional who is accredited for commercial assistance as per Section 3 of the German Tax Consultancy Act, an officially recognized auditing firm or comparable authority for the auditing and approval of the data. Furthermore, the Company endeavors to publicize taxation bases outside Section 5 Paragraph 1 of the Investment Tax Act (in particular the share profit, property profit and interim profit).

Although the Company treats tax matters with the greatest possible diligence, no guarantee can be given that the tax authorities will recognize the figures disclosed by Franklin Templeton as correct.

The following remarks apply if the requirements of Section 5 of the Investment Tax Act are fully met:

The taxable income from the Fund is treated as income from capital assets at the level of the private investor and is subject to income tax if this income, together with the investor's other investment income, exceeds the annual lump-sum savings allowance of EUR 801.00 (for single persons or married couples assessed separately) or EUR 1,602.00 (for married couples assessed jointly). Income from capital assets also includes income distributed by the Fund, income-like distributions, interim gains, and any gains on the sale or purchase of Fund shares, provided the shares were acquired after December 31, 2008.

Capital gains are subject to a deduction of 25% (plus a solidarity surcharge of 5.5% and, where applicable, church tax). When custody is in Germany, the flat rate tax on capital income from distributions and sales or redemptions of shares is withheld by the German custodian. In general, the deduction for taxes acts as a payment (so-called final withholding tax), so that income from capital assets is generally not stated on the income tax return. When withholding the tax, the German custodian generally offsets any losses and credits any foreign withholding taxes. Private investors can be exempt from the tax withholding if the investor presents an exemption order provided that the taxable parts of the income do not exceed EUR 801.00 (assessed for single persons) or EUR 1,602.00 (for married couples assessed jointly). An exemption from tax withholding is also effected if a non-assessment certificate is presented and, with foreign investors, if they prove their status as foreigners with respect to to taxation. If the exemption order or non-assessment certificate is not submitted or not submitted in time, the investor receives, upon request of the German custodian, a tax certificate for the tax that was withheld and paid. In this case, investors have the option to have the withheld tax credited against their personal tax liability within the scope of their income tax assessment.

A tax withholding that has been affected does not act as payment, among other things, if the personal tax rate is lower than the flat tax rate of 25%. In this case, income from capital assets can be stated in the income tax statement. The tax authority will assess the lower personal tax rate and credit the tax withheld against the personal tax liability (known as “most favorable tax treatment”).

If income from capital assets was not subject to any tax deduction, it is to be stated in the tax statement (assessable). In the case of shares held in a foreign investment fund, if the shares are held in a foreign custodian account, no tax deduction can be made on distributed income, interim gains as well as capital gain. In the assessment, this income is treated as income from capital assets and is also subject to the flat rate tax of 25% or the lower personal tax rate. If the foreign investment fund is a reinvestment fund in terms of taxation, there is no withholding tax at the point in time of the reinvestment, neither with the custodian account abroad nor with a German custodian account. When custody is in Germany, income equivalent to distributions will be subject in cumulative form to a withholding tax of 25% as so-called accumulated income equivalent to a distribution when investment shares are redeemed or sold through a German custodian (plus a solidarity surcharge of 5.5% and, where applicable, church tax). The withholding tax on accumulated income deemed as a distribution is generally not final but will be credited against the income tax to be determined by the tax authority when assessing the tax.

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If the shares are held as business assets, the income will be taxed as operating revenues. 25% of capital gains tax, plus solidarity charge, withheld in the case of German safe custody can be credited or reimbursed within the scope of the income tax assessment or corporate tax assessment of the business investor. The German paying agent can exempt the investor from the tax deduction as applicable if he or she presents a non-assessment certificate. The same applies to distributed dividends as well as gains on the sale of securities, gains on forward transactions and income from premiums on writing options, if the investor is a corporation fully liable to tax (whereby the corporation has to present to the paying agent a certificate from the tax authorities pursuant to Section 1 Paragraph 1 no. 4 and 5 of the Corporation Tax Law) or if the capital gains constitute operating income from a domestic operation and this fact has been declared to the paying agent by the creditor of the capital gains on the officially required form.

Tax legislation requires a differentiated consideration of the portions of the income for the determination of whether the funds are subject to income tax or capital gains tax.

Interest and Interest-related Income

Interest and interest-related income are, as a rule, taxable at the investor level. This applies regardless of whether this income was accumulated or distributed.

For business investors, taxable interest must be considered pursuant to Section 2 Paragraph 2a of the InvSTG within the framework of the interest barrier provision of Section 4h EStG (Income Tax Act).

Dividends

Distributed or accumulated dividend income is, as a rule, taxable at the level of the private investor.

Dividends distributed or accumulated on shares held in business assets, with the exception of dividends pursuant to the REIT Act, are tax-free for corporations; 5% of dividends, however, are considered non-deductible operating expenses. For other business investors (e.g. sole proprietors), 40% of these gains are tax-free (partial income procedure). The tax privileges for business investors in terms of distributed or accumulated dividends require the calculation and publication of the share profit by the Fund on each valuation date. For investors subject to business tax, the dividend income that is partially free of income tax or corporate tax must be added back rather than deducted for the purpose of determining the operating profit according to the current opinion of the fiscal authority. In the view of the fiscal authority, dividends paid by foreign corporations can, as so-called intercompany dividends, only be fully tax-free if the investor is a company (corporation) as defined in the corresponding double taxation agreement and a sufficiently high overall (intercompany) interest is attributable to it.

Gains on the Sale of Securities or Forward Transactions and Income from Option Premiums

Gains on the disposal of shares, equity-equivalent participation rights and investment shares, gains on forward transactions, income from option premiums and gains on the sale of receivables specified in Section 1 Paragraph 3 Sentence 3 No. 1 Letters a) to f) of the InvStG, realized on the level of the investment assets, are not taxed at the investor level as long as they have not been distributed. When capital gains on the disposal of the aforementioned securities or receivables, gains on forward transactions and income from option premiums are distributed, they are generally taxable at the level of the investor. The Fund does not separately disclose tax-free capital gains on securities purchased on the level of the Fund assets before January 1, 2009, and gains on forward transactions entered into before January 1, 2009.

Results from the disposal of receivables not covered by Section 1 Paragraph 3 Sentence 3 No. 1 Letters a) to f) are taxed as interest.

For corporations, distributed capital gains on shares are tax-free; however, 5% of the gains on shares are considered non-deductible business expenses. For other business investors, 40% of these distributed capital gains on shares are tax-free (partial income procedure). The tax privileges for business investors relating to distributed capital gains on shares is conditional on the calculation and publication of the share profit by the Fund on each valuation date. Distributed gains on bonds/receivables, gains on forward transactions as well as income from option premiums are fully taxable.

Foreign Withholding Tax

Withholding tax is sometimes retained on the Fund’s foreign income in the country of origin. The applicable withholding may be deducted in the same way as an income-related expense at the level of the Fund. In this case, the foreign withholding tax cannot be credited or deducted at investor level. If the Fund does not exercise its option to deduct the foreign withholding tax at Fund level, the applicable withholding tax in question will be recognized as a reduction when tax is assessed.

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Negative Taxable Income

If, after negative income has been offset against similar positive income at Fund level, a negative overall amount is produced, this is carried forward at Fund level. It can be offset by the Fund against similar future positive taxable income in subsequent periods. Negative taxable income may not be directly allocated to investors. This means that negative amounts will only be reflected in the investor’s tax assessments in the assessment period (tax year) in which the Fund’s fiscal year ends; or in which the distribution for the fiscal year of the Fund for which the negative taxable income has been offset at Fund level takes place. An earlier consideration in the investor's income or corporate tax is not possible.

Repayments of Capital

Repayments of capital are not taxable. Repayments of capital received by the investor during his ownership time, however, are to be added to the taxable income from the sale of the investment shares, increasing the taxable capital gains.

For investors who keep a separate tax account, repayments of capital are to be collected with effect on income in the commercial balance sheet; in the tax balance sheet, an adjustment item on the liabilities side is to be entered as an expense, and thus technically the historic acquisition costs are reduced. Alternatively, the amortized costs can be reduced by the pro-rated amount of the capital repayment.

Equalization

The Investment Company does not conduct any income equalization procedure.

Taxation of Interim Gains

Interim gains consist of income included in the sale or redemption price for interest received or accrued as well as gains on the sale of receivables not listed in Section 1 Paragraph 3 Sentence 3 Number 1 Letters a) to f) of the InvStG that have not yet been distributed or retained by the Fund and are therefore not yet taxable for the investor (comparable to accrued interest on fixed-income securities). The Investment Company intends to announce interim gains together with the redemption price each market day. With the redemption or sale of shares by private investors, the interim gains are capital gains subject to income tax. 25% tax is withheld on interim profits (plus a solidarity surcharge and, if applicable, church tax) by the German paying agent. If held in a foreign custodian account, the private investor must pay 25% in taxes on the interim gains received as capital gains in his or her tax statement.

Interim gains paid on the purchase of shares can be deducted as negative income for income tax purposes in the year of payment, if an income equalization procedure is conducted and if it is referred to in the publication of the interim gain as well as in the tax data being professionally certified. In this case, because the Fund does not conduct income equalization, the interim gain paid on the purchase of shares is not deductible as negative income for income tax purposes in the year of payment.

For business investors, the paid interim gain is a dependent part of the purchase costs, which are not to be corrected. The interim gain received constitutes a dependent part of the capital gain on the redemption or disposal of the investment share. A correction is not to be performed.

Capital Gains at Investor Level

If a private investor sells shares in an investment fund that were acquired after December 31, 2008, the capital gain is subject to the 25% flat tax (plus the solidarity surcharge and church tax, if applicable). If investment shares that were acquired before January 1, 2009 are sold or redeemed by a private investor, the gains are tax-free.

In calculating the capital gains, the interim gains at the time of acquisition must be deducted from the acquisition costs, and the interim gains at the time of disposal must be deducted from the selling price, so that interim gains are not taxed twice. Reducing the acquisition costs by the interim gain at the time of the purchase is omitted if the fund does not consider income equalization when calculating the interim gain. Since, in this case, the interim gain was not deductible as negative capital income at the time of purchase, there will be no double taxation in terms of income tax. The proceeds from the disposal are to be increased by specific amounts that were not taxable at the time of the inflow at investor level (e.g. repayments of capital) and reduced by the amounts for which the investor already paid the tax (e.g. deemed distribution income), so that double taxation is avoided in this respect.

Gains on the sale of shares held as business assets are tax-free for business investors, provided that they consist of dividends that have not yet accrued or are deemed to have not yet accrued and of realized and unrealized Fund gains on securities (so-called share profit). However, 5% of these capital gains are considered non-deductible business expenses. For other business investors, 60% of these capital gains are taxable. The Investment Company intends to publish the share profit as a percentage of the value of the investment share on each valuation date.

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Gains on the sale of shares are tax-free both for private and business investors, if they consist of foreign rental income that has not yet accrued or are deemed to have not yet accrued and of realized and unrealized Fund gains on foreign properties to the extent that Germany has waived taxation (so-called gain on real estate). The Investment Company intends to publish gains on properties as a percentage of the value of the investment share on each valuation date.

Documentation of the Bases of Taxation

On request by the German Federal Central Tax Office (Bundeszentralamt für Steuern), the Company must provide documentation concerning the correctness of the bases of taxation for distributions and reinvestments as well as the so-called accumulated deemed distribution income. Should this require any corrected figures, the corrected amount is to be included in the announcement for the ongoing fiscal year. Thus, possible corrections economically concern those investors holding the investment assets at the time of the correction. The effects can be positive or negative.

Bases of Taxation for Target Funds

The Company intends to announce all bases of taxation to which it has access. The required announcement cannot, however, be guaranteed, particularly where the Fund has acquired shares in other funds (target funds according to Section 10 of the Investment Tax Act) and these funds do not comply with their tax announcement obligations. In this case, the distributions and the interim gain of the respective target fund as well as 70% of the appreciation in the last calendar year of the respective target fund (but at least 6% of the redemption price) are recorded as taxable income at Fund level. In the event of disposal of target fund shares by the Investment Company, the interim gain or, if no interim gain is present, the replacement value according to Section 5 Paragraph 3 of the InvStG constitutes a taxable capital gain alongside the capital gain.

Publications/Price Disclosures

In Germany, the offering price and redemption price, the interim gain, share gain, gains on properties, accumulated deemed distribution income as well as other notifications to investors are currently published in “Börsen-Zeitung”; the distributions are published in “Handelsblatt.” The information is also available at: www.franklintempleton.de. Any amendments to the by-laws in terms of content and all other vital information about the issuance and redemption of shares are also published there. This information is also published in the Federal Gazette.

The Board of Directors of Templeton Growth Fund, Inc. can determine at its discretion whether or not to continue publishing in any of the media indicated above; or whether to publish in alternative or additional electronic or print media. Share prices are also available from Franklin Templeton Investment Services GmbH.

Semi-annual and Annual Reports

The Fund’s fiscal year ends on August 31 of any calendar year. Shareholders will receive reports containing the Fund’s portfolio holdings and other information at intervals not exceeding six months. The annual report is audited by the independent auditor.

Transfer Agent

Franklin Templeton Investor Services, LLC (Investor Services)

3344 Quality Drive

Rancho Cordova, CA 95670-7313, U.S.A.

acts as the Fund’s transfer agent. The duties of the transfer agent include the recording of purchases, transfers and redemption requests, the payment of dividends, realized capital gains and reinvestments, as well as regular communication with shareholders. Investor Services is a directly and wholly owned subsidiary of Franklin Resources, Inc. and is a sister company of the Fund's investment manager and distribution company.

The transfer agent receives from the Fund an annual service fee in the amount of USD 24.00 for each shareholder account, plus out-of-pocket expenses. This fee is adjusted annually in line with the consumer price index published by the U.S. Department of Labor. The transfer agent is a subsidiary of Templeton Worldwide, Inc., and had equity amounting to USD 801,986,473 as of September 30, 2011.

Independent Auditor

The accounting firm of

PricewaterhouseCoopers LLP

Three Embarcadero Center, San Francisco, CA 94111-4004, U.S.A.

acts as the Fund’s auditor. Its duties as auditor are the audit of the Fund's financial statements that are contained in the Fund's annual report to the shareholders.

Sales Plan

The Fund has approved a sales service plan for Fund shares pursuant to Rule 12b-1 of the Investment Companies Act of 1940, which permits it to reimburse the Distributor for its costs and expenses for activities primarily geared toward the placement of Fund shares. The annual sales service fee to be paid by the Fund as part of this plan may not exceed 0.25% of the average daily net assets of class A shares of the Fund. The Distributor may assign a portion of this fee to investment brokers who make the commitment to provide full service to the shareholders to whom they have distributed the Fund. The plan provides that fees and expenses that were not reimbursed in any particular month (including fees and expenses that were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the Fund) may be reimbursed in future months or years in accordance with legal requirements. Pursuant to the sales service plan, the Board of Directors regularly reviews the adequacy of the payments.

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Paying Agency Fees

Establishing paying agencies makes payment transactions between investors and the Fund’s transfer agent easier. The Fund pays an annual fee of EUR 2,500 to J.P. Morgan AG and an annual fee of USD 15,000 to Marcard, Stein & Co AG. Accrued expenses are likewise reimbursed.

Place of Jurisdiction in the Federal Republic of Germany

Berlin is the place of jurisdiction for legal actions against the Investment Company, the management company or the Distributor as they relate to the sale of Fund shares to the public in the Federal Republic of Germany. The writ and all other documents may be served on the representative.

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Contract Terms

1        General

1.1    The legal relationship in terms of corporate law between the investor and the Fund are subject to U.S. law and are controlled by the following contract terms, which are based on U.S. law, the by-laws and additional information. Copies of the complete by-laws and additional information in German are available from the German representative.

1.2    The legal relationship between the investor and the Fund takes effect as soon as the purchase application and the investment amount in U.S. currency have been properly received by the transfer agent, provided the purchase application is not rejected. When the legal relationship enters into force, the investor receives investment shares whose value is determined by the net asset value calculated on the next business day following receipt of the application and the investment amount. The initial investment must be at least EUR 2,500. Savings programs require a monthly or quarterly minimum investment of EUR 100.

1.3    Immediately following the entry into force of the legal relationship, the transfer agent will establish a shareholder account for the investor into which, among other things, the number of shares acquired are deposited. The shareholder receives a confirmation and, on request, a share certificate to that effect.

2        Offering Price

2.1    The offering price of an investment share is calculated by dividing the net asset value of the Fund by the total number of investment shares outstanding, then adding the sales charge, which is governed by the size of the investment.

2.2    Investors who acquire a specified number of shares within a 13-month period and hold them for at least one day during that period and provide a Letter of Intent (LOI) to that effect benefit from a reduction of the sales charge for the total investment. Any redemption made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been fulfilled.

2.3    For savings programs, sales charges are only due on the saving amounts actually deposited; there is no advance debiting of costs.

3        Redeeming Shares

Fund shares are redeemed on each day on which the net asset value per share of the Fund is calculated, provided the shareholder sends to the transfer agent via Franklin Templeton Investment Services GmbH a redemption request in proper form.

The redemption price is the first net asset value per share calculated after the transfer agent receives the redemption request in proper form.

4        Investment Restrictions

4.1    To protect investors, the Fund has subjected itself to extensive investment restrictions that in part cannot be changed without the consent of shareholders. These restrictions are described in detail in the prospectus.

4.2    Basically, the Fund may not purchase:

a)  shares of other investment assets regardless of their legal form

b)  shares in venture capital and private equity funds

c)  real estate or mortgages

d)  commodity or currency futures contracts

e)  securities of any company of which Directors or officers individually own more than 0.5% and in aggregate more than 5%

f)   interests in programs to explore natural resources

4.3    The Fund is also not permitted:

a)  to borrow except for the redemption of shares; and then only as a temporary measure and only up to 10% of net assets. The borrowing may only be carried out at market conditions and requires the custodian bank’s consent to the loan conditions.

b)  to encumber or mortgage net assets, except to secure the borrowing named in a); and not more than 10% of net assets.

c)  to invest more than 25% of its net assets in any one industry.

d)  to invest in “letter stocks.”

e)  to sell short or to buy or sell puts, calls, straddles or spreads.

f)   The Fund is entitled to trade so-called stock index futures and, with certain conditions, to buy or sell options related to such transactions.

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Presented by:

Independent Distributor

The note on independent sales partners refers exclusively to the sale of Franklin Templeton funds.

Sales prospectuses and other documents are available from your adviser or from:

FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH

Postfach 11 18 03, 60053 Frankfurt am Main, Mainzer Landstrasse 16, 60325 Frankfurt am Main

Tel.: 0800/0738002 (Germany), Fax: +49/0 69 27223-120

E-mail: info@franklintempleton.de (Germany)

Internet: www.franklintempleton.de (Germany)

TGF 50.07.ST0107